UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22563

Mairs & Power Funds Trust
(Exact name of registrant as specified in charter)

332 Minnesota Street, Suite W1520, St. Paul, MN			55101
(Address of principal executive offices)			(Zip code)

Andrea C. Stimmel, Treasurer, 332 Minnesota Street, Suite W1520, St. Paul, MN 55101
(Name and address of agent for service)

Registrant’s telephone number, including area code:		651-222-8478

Date of fiscal year end:	December 31, 2016

Date of reporting period:	December 31, 2016

Item 1. Reports to Stockholders.

MAIRS & POWER FUNDS

Investing for the long-term

ANNUAL REPORT

DECEMBER 31, 2016

- GROWTH FUND (MPGFX)

est. 1958

- BALANCED FUND (MAPOX)

est. 1961

- SMALL CAP FUND (MSCFX)

est. 2011

Mairs & Power W1520 First National Bank Building, 332 Minnesota Street, St. Paul, Minnesota 55101 www.mairsandpower.com

MAIRS & POWER FUNDS MARKET COMMENTARY (unaudited)

December 31, 2016

The end of the year provides finality, if only in turning the calendar to a new year. For investors, the end of 2016 saw uncertainty replaced by absolute certainty in two important areas – the election and interest rates. With the election of Donald Trump and a Republican Congress, the market expects quick legislative action on a fiscal stimulus package, tax cuts and reduced regulations, all of which could provide a boost to economic growth and corporate profits. As a result, the stock market reacted positively and finished the year strong. In addition, after months of guessing by investors on the timing and magnitude of interest rate moves, at its year-end meeting the Federal Reserve (Fed) confirmed its confidence in the state of the economy and raised the federal funds rate by 0.25% and indicated its intention to bump rates higher in 2017, potentially more than once. Unlike stocks, bond prices reacted negatively post-election in anticipation that a stronger economy would put additional upward pressure on interest rates.

Between Election Day and year end, the S&P 500 hit eight all time highs, reaching 2,271.72 on December 13 and closed the year at 2,238.83, a total return of 11.96% for the year. For the fourth quarter, the S&P 500 Total Return (TR) was 3.82%. The Dow Jones Industrial Average TR was 8.66% for the quarter and 16.50% for the year. Our other key benchmark, the Bloomberg Barclays U.S. Government/Credit Bond Index return was a negative 3.39% for the fourth quarter and a positive 3.05% for the full year.

Leading all sectors, financials gained more than 20% in the fourth quarter as the potential beneficiaries of corporate tax cuts and a rollback of onerous federal government regulations. In addition, rising interest rates should help profits with wider lending margins.

Outlook

We enter 2017 with contradictory signals in the equity markets. As the post-election "Trump Bump" pushed stock valuations up, price-to-earnings multiples climbed above their long-term averages in a rising interest rate environment – an unusual combination. On the positive side, several economic indicators improved in the fourth quarter not only in the U.S. but, surprisingly, in Europe and Japan as well. The U.S. unemployment rate dropped to 4.6%, consumer confidence continued to rise and the Purchasing Managers' Index, which measures the outlook for manufacturing, reached a two year high. It appears that as growth is starting to accelerate globally, the expected stimulus package from the new administration may boost the economy further.

While stronger economic growth and accelerating earnings growth create a tail wind for the market, rising interest rates typically create a head wind. Investors may be disappointed if the new administration struggles to implement its economic policies as it faces the reality of trying to get things done in Washington. The market could be quite unforgiving if growth in the economy and corporate earnings aren't as strong as expected.

These competing positive and cautionary scenarios play out against a backdrop of a re-assertive Federal Reserve. If the economy heats up, the Fed may become even more aggressive in boosting interest rates. While it's important to stay abreast of macro factors, our primary focus remains on what companies are in our investment portfolios and where we see opportunities. As we start the New Year with significant changes on the horizon, we remain confident in our long-term investment approach, which involves continuing to seek out opportunities overlooked by the market and focus on good companies with durable competitive advantages.

S&P 500 TR (Total Return) Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. It tracks both the capital gains of a group of stocks over time and assumes that any cash distributions, such as dividends, are reinvested back into the index. It is not possible to invest directly in an index.

Dow Jones Industrial Average TR Index is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the NASDAQ. It is not possible to invest directly in an index.

MAIRS & POWER FUNDS MARKET COMMENTARY (unaudited) (continued)

Bloomberg Barclays U.S. Government/Credit Bond Index is a broad-based flagship benchmark that measures the non-securitized component of the U.S. Aggregate Index. It includes investment-grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities. It is not possible to invest directly in an index.

Price to earnings is a ratio of a company's share price to its per-share earnings.

Purchasing Managers' Index (PMI) is an indicator of the economic health of the manufacturing sector. The PMI is based on five major indicators: new orders, inventory levels, production, supplier deliveries and the employment environment.

MAIRS & POWER GROWTH FUND (unaudited)

To Our Shareholders:  December 31, 2016

The Growth Fund finished the year well ahead of its benchmark index and peer group, gaining 15.38% compared to 11.96% for the S&P 500 Total Return (TR) benchmark and 12.27% for the Lipper Multi Cap Core Funds Index of peers, respectively. For the fourth quarter the Fund gained 2.54%, compared with 3.82% for the S&P 500 Total Return (TR) and 3.81% for the Lipper Index.

Stock selection drove portfolio performance in 2016, with acquisitions, exposure to industrials and our multi-cap approach being the most important factors. The announced purchases of Valspar (VAL) by Sherwin Williams (SHW), St. Jude (STJ) by Abbott Labs (ABT) and G&K Services (GK) by Cintas (CTAS) helped performance early in the year and we are working hard to find replacements for these three very fine companies. Our exposure to industrial stocks, which had lagged significantly in 2014 and 2015, paid off early in the year as the market realized that the sector had become too cheap. Portfolios also benefited from our multi-cap strategy where several small and mid-cap stocks, such as Donaldson (DCI), Toro (TTC), and Badger Meter (BMI), were strong performers.

MAIRS & POWER GROWTH FUND (MPGFX)

Top Performers

Fourth Quarter (9/30/16 – 12/31/16)		Year To Date (12/31/15 – 12/31/16)
WELLS FARGO & CO.	20.64%	TORO CO.	41.16%
U.S. BANCORP	15.95%	DONALDSON CO., INC.	34.86%
TORO CO.	15.63%	H.B. FULLER CO.	20.51%
DONALDSON CO., INC.	8.90%	ST. JUDE MEDICAL, INC.	17.86%
GRACO, INC.	8.46%	VALSPAR CORP.	12.95%

Weak Performers

Fourth Quarter (9/30/16 – 12/31/16)		Year To Date (12/31/15 – 12/31/16)
ZIMMER BIOMET HOLDINGS	-24.45%	CRAY INC.	-48.17%
MEDTRONIC PLC	-21.38%	ROCHE HOLDINGS LTD	-29.19%
PENTAIR LTD.	-16.54%	HORMEL FOODS CORP.	-23.92%
BEMIS CO., INC.	-10.07%	MEDTRONIC PLC	-19.36%
ECOLAB, INC.	-7.52%	ECOLAB, INC.	-9.48%

Past performance is no guarantee of future results.

The market rally in the second half of the year, and particularly at year-end following the election, was driven by strong performance in the financial sector based on a rising interest rate environment and expectations that the new administration and Congress will enact more favorable tax and regulatory policies. Financial holdings in the portfolio benefited but the Fund did not fully participate as more defensive health care and consumer stocks in particular were weak. We still like the companies we hold in these overlooked sectors and view the recent weakness as an opportunity to selectively add new names and increase existing positions.

Speaking of the financial sector, U.S. Bank (USB) was a top contributor to performance in both the fourth quarter and the full year (the Fund's 6th top performer year-to-date) and is our largest holding. While valuations among financial stocks, including USB, are at the high end of their trading range, we remain comfortable with our position. The bank is well run and consistently posts lower (better) efficiency ratios and its return on assets and return on equity are leading among its peers. While a large multi-state bank and one of the largest in the U.S., it escapes the most intensive regulatory microscope the very largest banks of over $750 billion in assets operate under. In addition, we believe U.S. Bank is very well positioned under several different economic scenarios. If the expectations for lower corporate taxes, a lighter regulatory touch and a rising and steepening yield curve bear out as the market expects, the bank will benefit. But given its operating strengths and solid management, even if the most optimistic scenario does not pan out we believe the bank will perform well.

MAIRS & POWER GROWTH FUND (unaudited) (continued)

Our long-term investment approach allows us to get to know management teams and observe closely how they build on opportunities and face challenges under a variety of conditions. Toro (TTC) is one example. The stock was a top performer in both the quarter and the year. While Toro is currently "priced for perfection," we still like the stock but are using the current rich valuation as an opportunity to lighten up and deploy the profits where we find other opportunities. C.E.O. Mike Hoffman, who retired in 2016, and his executive team have executed extraordinarily well over the years. Another exemplary C.E.O. who also retired this year is Jeff Ettinger at Hormel (HRL), another long-term portfolio holding. Both executives stepped into their respective C.E.O. roles about the same time and deserve credit for building excellent companies, strong management teams and enviable records. Their shareholders have been amply rewarded by their stewardship. Toro under Mike Hoffman's tenure has averaged 14.94% annual return and Hormel under Jeff Ettinger has averaged 17.47%, compared with the S&P 500 which averaged 7.43% over the same period. We wish them both well.

Given the relatively small number of technology companies in our region, it is one sector for which we look at a broader geographic area to find exposure in the sector. One new name we added in the technology sector in 2016 is Alphabet (GOOG), the holding company parent of Google, the leader in on-line search. While the company is headquartered outside of the Upper Midwest where many of our investments are located, it is an example of a stock that fits our investment approach in most other ways. The company enjoys above-average growth, maintains a durable competitive advantage globally and is attractively valued.

We also exited some positions in 2016. When MTS Systems (MTSC) announced the acquisition of sensor maker PCB Group for $580 million, we decided it was time to exit the stock. In addition to our concerns about execution of the current business, we did not believe the strategy behind the acquisition was sound. It added to the company's existing sensor business, where the company does not enjoy a strong competitive advantage, it diluted MTS' durable competitive advantage in its core test business, and added substantial leverage to the balance sheet.

Mark L. Henneman Lead Manager	Andrew R. Adams Co-Manager

The Fund's investment objective, risks, charges and expenses must be considered carefully before investing. The summary prospectus or full prospectus contains this and other important information about the Fund and they may be obtained by calling Shareholder Services at (800) 304-7404 or by visiting www.mairsandpower.com. Read the summary prospectus or full prospectus carefully before investing.

All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or an offer of a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

All investments have risks. The Growth Fund is designed for long-term investors. Equity investments are subject to market fluctuations and the Fund's share price can fall because of weakness in the broad market, a particular industry or specific holdings. Investments in small and midcap companies generally are more volatile. International investing risks include among others political, social or economic instability, difficulty in predicting international trade patterns, taxation and foreign trading practices and greater fluctuations in price than U.S. corporations.

Diversification does not guarantee profit or protect against loss.

S&P 500 Total Return (TR) Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. It tracks both the capital gains of a group of stocks over time and assumes that any cash distributions, such as dividends, are reinvested back into the index. It is not possible to invest directly in an index.

Lipper Multi-Cap Core Funds Index measures the performance of the 30 largest mutual funds that invest in a variety of capitalization ranges, without concentrating 75% or more of their equity assets in any one market capitalization range over an extended period of time, as determined by Lipper, Inc. It is not possible to invest directly in an index.

Mairs & Power Growth Fund
PERFORMANCE INFORMATION (unaudited)  December 31, 2016

Ten years of investment performance (through December 31, 2016)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund 10 years ago.

Average annual total returns for periods ended December 31, 2016

	1 year	5 years	10 years	20 years
Mairs & Power Growth Fund	15.38%	14.86%	8.07%	10.18%
S&P 500 Total Return Index(1)	11.96%	14.66%	6.95%	7.68%

Performance data quoted represents past performance and does not guarantee future results. All performance information shown includes the reinvestment of dividend and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For the most recent month-end performance figures, visit the Fund's website at www.mairsandpower.com or call Shareholder Services at (800) 304-7404.

(1)  The S&P 500 Total Return Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. It tracks both the capital gains of a group of stocks over time and assumes that any cash distributions, such as dividends, are reinvested back into the index. It is not possible to invest directly in an index.

Mairs & Power Growth Fund
FUND INFORMATION (unaudited)  December 31, 2016

Portfolio Managers

Mark L. Henneman, lead manager since July 1, 2013, co-manager from January 1, 2006 through June 30, 2013, University of Minnesota, MBA Finance 1990

Andrew R. Adams, co-manager since January 1, 2015, University of Wisconsin-Madison, MS Finance 1997

General Information

Fund Symbol	MPGFX
Net Asset Value (NAV) Per Share	$113.83
Expense Ratio	0.66%
Portfolio Turnover Rate	10.99%
Sales Charge	None[1]
Fund Inception Year	1958

Portfolio Composition

Top Ten Portfolio Holdings

(Percent of Total Net Assets)2

US Bancorp/MN	4.9%
Ecolab Inc	4.3
St Jude Medical Inc	4.0
3M Co	3.9
Graco Inc	3.8
Honeywell International Inc	3.6
Donaldson Co Inc	3.3
Johnson & Johnson	3.3
Bemis Co Inc	3.2
Medtronic PLC	3.0

Portfolio Diversification

(Percent of Total Net Assets)

Common Stocks 98.7%
Industrials	29.0%
Health Care	21.8
Financials	12.7
Materials	12.3
Information Technology	9.6
Consumer Discretionary	5.3
Consumer Staples	5.2
Energy	2.8
Short-term Investments 1.3%[3]	1.3
100.0%

1  Although the Fund is no-load, investment management fees and other expenses still apply.

2  All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or offer for a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

3  Represents short-term investments and other assets and liabilities (net).

  The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Mairs & Power, Inc. (the "Adviser").

Mairs & Power Growth Fund
SCHEDULE OF INVESTMENTS  December 31, 2016

Shares	Security Description	Fair Value
	COMMON STOCKS 98.7%
	CONSUMER DISCRETIONARY 5.3%
270,000	Gentherm Inc (b)	$9,139,500
1,420,000	Target Corp	102,566,600
1,160,000	Walt Disney Co/The	120,895,200
		232,601,300
	CONSUMER STAPLES 5.2%
2,020,000	General Mills Inc	124,775,400
3,055,000	Hormel Foods Corp	106,344,550
		231,119,950
	ENERGY 2.8%
1,450,000	Schlumberger Ltd (a)	121,727,500
	FINANCIALS 12.7%
680,000	American Express Co	50,374,400
1,760,000	Associated Banc-Corp	43,472,000
790,000	Great Western Bancorp Inc	34,436,100
1,630,000	Principal Financial Group Inc	94,311,800
270,000	Travelers Cos Inc/The	33,053,400
4,155,000	US Bancorp/MN	213,442,350
1,580,000	Wells Fargo & Co	87,073,800
		556,163,850
	HEALTH CARE 21.8%
580,000	Abbott Laboratories	22,277,800
990,000	Baxter International Inc	43,896,600
890,000	Bio-Techne Corp	91,518,700
1,260,000	Johnson & Johnson	145,164,600
1,865,000	Medtronic PLC (e)	132,843,950
1,305,000	Patterson Cos Inc	53,544,150
2,760,000	Pfizer Inc	89,644,800
3,360,000	Roche Holding AG (d)	95,860,800
2,180,000	St Jude Medical Inc	174,814,200
245,000	UnitedHealth Group Inc	39,209,800
685,000	Zimmer Holdings Inc	70,692,000
		959,467,400
	INDUSTRIALS 29.0%
950,000	3M Co	169,641,500
1,335,000	CH Robinson Worldwide Inc	97,802,100
3,450,000	Donaldson Co Inc	145,176,000
750,000	Emerson Electric Co	41,812,500

Mairs & Power Growth Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2016

Shares	Security Description	Fair Value
	COMMON STOCKS (continued)
	INDUSTRIALS (continued)
1,440,000	Fastenal Co	$67,651,200
160,000	G&K Services Inc, Class A	15,432,000
540,000	Generac Holdings Inc (b)	21,999,600
2,170,000	General Electric Co	68,572,000
2,010,000	Graco Inc	167,010,900
1,370,000	Honeywell International Inc	158,714,500
1,660,000	Pentair PLC (a)	93,076,200
250,000	Proto Labs Inc (b)	12,837,500
145,000	Snap-on Inc	24,834,150
2,190,000	Toro Co/The	122,530,500
590,000	United Parcel Service Inc, Class B	67,637,600
		1,274,728,250
	INFORMATION TECHNOLOGY 9.6%
57,000	Alphabet Inc (b)	43,993,740
1,250,000	Badger Meter Inc	46,187,500
1,350,000	Corning Inc	32,764,500
2,070,000	Cray Inc (b) (f)	42,849,000
780,000	Fiserv Inc (b)	82,898,400
348,891	NVE Corp (f)	24,921,284
1,020,000	QUALCOMM Inc	66,504,000
930,000	Stratasys Ltd (a) (b)	15,382,200
3,050,000	Western Union Co/The	66,246,000
		421,746,624
	MATERIALS 12.3%
2,920,000	Bemis Co Inc	139,634,400
1,609,999	Ecolab Inc	188,724,082
2,481,600	HB Fuller Co	119,886,096
890,000	Valspar Corp/The	92,212,900
		540,457,478
	TOTAL COMMON STOCKS (cost $2,422,146,824)	$4,338,012,352
	SHORT-TERM INVESTMENTS 1.0%
42,271,848	First American Government Obligations Fund, Class Z, 0.42% (c) (cost $42,271,848)	$42,271,848

Mairs & Power Growth Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2016

Shares	Security Description	Fair Value
	TOTAL INVESTMENTS 99.7% (cost $2,464,418,672)	$4,380,284,200
	OTHER ASSETS AND LIABILITIES (NET) 0.3%	12,188,390
	TOTAL NET ASSETS 100.0%	$4,392,472,590

(a)  Foreign security denominated in U.S. dollars. As of December 31, 2016, these securities represented $230,185,900 or 5.2% of total net assets.

(b)  Non-income producing.

(c)  The rate quoted is the annualized seven-day effective yield as of December 31, 2016.

(d)  American Depositary Receipt.

(e)  Issuer headquartered overseas but considered domestic. In determining whether a security is foreign or domestic, the Adviser will generally look at the location of the headquarters of the issuer. However, if the issuer is believed by the Adviser to be headquartered in a jurisdiction primarily for tax purposes, the Adviser will consider the following additional factors: 1) the location of the primary exchange trading its securities; 2) where it derives the majority of its revenues, and/or 3) where it earns the majority of its profits.

(f)  Affiliated company at December 31, 2016.

  The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Adviser.

See accompanying Notes to Financial Statements.

MAIRS & POWER BALANCED FUND (unaudited)

To Our Shareholders:  December 31, 2016

The Balanced Fund finished the year ahead of its benchmark composite index (60% S&P 500 Total Return Index and 40% Bloomberg Barclays U.S. Government/Credit Bond Index) gaining 11.42% compared to 8.48% for the benchmark. For the fourth quarter, the Fund gained 1.32% compared to 0.93% for the benchmark. Stock selection remains the major driver of the Fund's relative performance year-to-date.

The market rally in the second half of the year, and particularly at year-end following the election, was driven by strong performance in the financial sector based on a rising interest rate environment and expectations that the new administration and Congress will enact more favorable tax and regulatory policies. U.S. Bank (USB) was a top contributor to performance in both the fourth quarter and the full year and is our largest holding. While valuations among financial stocks, including USB, are at the high end of their trading range, we remain comfortable with our position. The bank is well run and consistently posts lower (better) efficiency ratios and its return on assets and return on equity are among the highest among its peers. While a large multi-state bank and one of the largest in the US, it escapes the most intensive regulatory microscope the very largest banks of over $750 billion in assets operate under. In addition, we believe U.S. Bank is very well positioned under several different economic scenarios. If the expectations for lower corporate taxes, a lighter regulatory touch and a rising and steepening yield curve bear out as the market expects, the bank will benefit. But given its operating strengths and solid management, even if the most optimistic scenario does not pan out, we believe the bank will perform well.

MAIRS & POWER BALANCED FUND (MAPOX)

Top Performers

Fourth Quarter (9/30/16 – 12/31/16)		Year To Date (12/31/15 – 12/31/16)
JPMORGAN CHASE & CO.	25.76%	CORNING INC.	20.81%
ASSOCIATED BANC-CORP.	22.26%	JPMORGAN CHASE & CO.	18.72%
WELLS FARGO & CO.	20.64%	PRINCIPAL FINANCIAL GROUP	16.67%
U.S. BANCORP	15.95%	VALSPAR CORP.	12.95%
CHEVRON CORP	10.54%	U.S. BANCORP	8.43%

Weak Performers

Fourth Quarter (9/30/16 – 12/31/16)		Year To Date (12/31/15 – 12/31/16)
MEDTRONIC PLC	-21.38%	BRISTOL-MYERS SQUIBB CO.	-27.01%
PENTAIR LTD.	-16.54%	ABBOTT LABORATORIES	-26.43%
ABBOTT LABORATORIES	-12.99%	HORMEL FOODS CORP.	-23.92%
HORMEL FOODS CORP.	-12.05%	MEDTRONIC PLC	-19.36%
ECOLAB, INC.	-7.52%	PFIZER INC.	-11.34%

Past performance is no guarantee of future results.

Our long-term investment approach allows us to get to know management teams and observe closely how they build on opportunities and face challenges under a variety of conditions. Toro (TTC) is one example. The stock was a strong performer in both the quarter and the year. C.E.O. Mike Hoffman, who retired in 2016, and his executive team have executed extraordinarily well over the years. Another exemplary C.E.O who also retired this year is Jeff Ettinger at Hormel (HRL), another long-term portfolio holding. Both executives stepped into their respective C.E.O. roles about the same time and deserve credit for building excellent companies, strong management teams and enviable records. Their shareholders have been amply rewarded by their stewardship. Toro under Mike Hoffman's tenure has averaged 14.94% annual return and Hormel under Jeff Ettinger has averaged 17.47%, compared with the S&P 500 which averaged 7.43% over the same period. We wish them both well.

Given the relatively small number of technology companies in our region, it is one sector for which we look at a broader geographic area to find exposure in the sector. One new name we added in the technology sector in

MAIRS & POWER BALANCED FUND (unaudited) (continued)

2016 is Alphabet (GOOG), the holding company parent of Google, the leader in on-line search. While the company is headquartered outside of the Upper Midwest where many of our investments are located, it is an example of a stock that fits our investment approach in most other ways. The company enjoys above-average growth, maintains a durable competitive advantage globally and is attractively valued.

We also exited some positions in 2016. We no longer felt comfortable with the long-term strategy at MTS Systems (MTSC) and MDU Resources (MDU) and sold our positions. In the energy sector, we traded out of ConocoPhillips (COP) into Chevron (CVX), viewing the latter as better managed with a stronger balance sheet.

On the fixed income side of the portfolio, we saw a 25 basis point (0.25%) rate hike from the Fed at year end, as discussed in the Market Recap above. While the rising rates put downward pressure on bond prices, particularly in the fourth quarter, high quality corporate bonds, which make up a substantial portion of the fixed income portfolio, performed reasonably well in this environment. The question on fixed income investors' minds is: "What's next?" While we do expect continued rate hikes from the Fed in 2017, we do not view modest increases from current low levels as a reason to "head for the hills." The more pertinent issue for investors is to watch how the new administration's policies unfold. If President Trump's threats of imposing tariffs spark a trade war, investors will have to become much more sensitive to who owns U.S. Treasury securities and whether those holders are buyers or sellers. With China as the largest holder of Treasuries, this issue will be at the front of fixed income investors' concerns. As we anticipate increased volatility on the fixed income side, we are not going to cash but are taking a defensive posture, remaining on the short end of maturities and looking for securities with a large and defensible payout.

Ronald L. Kaliebe Lead Manager	Kevin V. Earley Co-Manager

The Fund's investment objective, risks, charges and expenses must be considered carefully before investing. The summary prospectus or full prospectus contains this and other important information about the Fund and they may be obtained by calling Shareholder Services at (800) 304-7404 or by visiting www.mairsandpower.com. Read the summary prospectus or full prospectus carefully before investing.

All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or an offer of a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

All investments have risks. The Balanced Fund is designed for long-term investors. Equity investments are subject to market fluctuations and the Fund's share price can fall because of weakness in the broad market, a particular industry or specific holdings. Investments in small and midcap companies generally are more volatile. International investing risks include among others political, social or economic instability, difficulty in predicting international trade patterns, taxation and foreign trading practices, and greater fluctuations in price than U.S. corporations. The Fund is subject to yield and share price variances with changes in interest rates and market conditions. Investors should note that if interest rates rise significantly from current levels, bond total returns will decline and may even turn negative in the short-term. There is also a chance that some of the Fund's holdings may have their credit rating downgraded or may default.

Diversification does not guarantee profit or protect against loss.

Composite Index reflects an unmanaged portfolio of 60% of the S&P 500 TR Index and 40% of the Bloomberg Barclays U.S. Government/Credit Bond Index. It is not possible to invest directly in an index.

Bloomberg Barclays U.S. Government/Credit Bond Index is a broad-based flagship benchmark that measures the non-securitized component of the U.S. Aggregate Index. It includes investment-grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities. It is not possible to invest directly in an index.

S&P 500 Total Return (TR) Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. It tracks both the capital gains of a group of stocks over time and assumes that any cash distributions, such as dividends, are reinvested back into the index. It is not possible to invest directly in an index.

Mairs & Power Balanced Fund
PERFORMANCE INFORMATION (unaudited)  December 31, 2016

Ten years of investment performance (through December 31, 2016) __________________________

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund 10 years ago.

Average annual total returns for periods ended December 31, 2016

	1 year	5 years	10 years	20 years
Mairs & Power Balanced Fund	11.42%	10.38%	6.85%	8.48%
Composite Index(1)	8.48%	9.72%	6.24%	7.07%
S&P 500 Total Return Index(2)	11.96%	14.66%	6.95%	7.68%
Bloomberg Barclays U.S. Government/Credit Bond Index(3)	3.05%	2.29%	4.40%	5.32%

Performance data quoted represents past performance and does not guarantee future results. All performance information shown includes the reinvestment of dividend and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For the most recent month-end performance figures, visit the Fund's website at www.mairsandpower.com or call Shareholder Services at (800) 304-7404.

(1)  The Composite Index reflects an unmanaged portfolio comprised of 60% of the S&P 500 Total Return Index and 40% of the Bloomberg Barclays U.S. Government/Credit Bond Index. It is not possible to invest directly in an index.

(2)   The S&P 500 Total Return Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. It tracks both the capital gains of a group of stocks over time and assumes that any cash distributions, such as dividends, are reinvested back into the index. It is not possible to invest directly in an index.

(3)   The Bloomberg Barclays U.S. Government/Credit Bond Index is a broad-based flagship benchmark that measures the non-securitized component of the U.S. Aggregate Index. It includes investment-grade, U.S. dollar-denominated, fixed-rate treasuries, government-related and corporate securities. It is not possible to invest directly in an index.

Mairs & Power Balanced Fund
FUND INFORMATION (unaudited)  December 31, 2016

Portfolio Managers

Ronald L. Kaliebe, lead manager since July 1, 2013, co-manager from January 1, 2006 through
June 30, 2013, University of Wisconsin-Madison, MBA Finance 1980

Kevin V. Earley, co-manager since January 1, 2015, University of Minnesota, MBA Finance 1990

General Information

Fund Symbol	MAPOX
Net Asset Value (NAV) Per Share	$87.29
Expense Ratio	0.72%
Portfolio Turnover Rate	14.10%
Sales Charge	None[1]
Fund Inception Year	1961

Portfolio Composition

Top Ten Common Stock Holdings

(Percent of Total Net Assets)2

US Bancorp/MN	2.9%
United Parcel Service Inc, Class B	2.7
Ecolab Inc	2.5
Medtronic PLC	2.5
Honeywell International Inc	2.2
Johnson & Johnson	2.1
Exxon Mobil Corp	2.1
Pfizer Inc	2.0
Graco Inc	1.9
3M Co	1.9

Portfolio Diversification

(Percent of Total Net Assets)

Fixed Income Securities 33.1%
Corporate Bonds	29.9%
Asset Backed Securities	2.6
Preferred Securities	0.4
Federal Agency Obligations	0.2
Common Stocks 63.5%
Industrials	14.8%
Health Care	14.3
Financials	10.2
Materials	5.8
Energy	5.5
Information Technology	5.5
Consumer Staples	3.4
Consumer Discretionary	2.8
Utilities	1.2
Preferred Stocks 0.0%[3]	0.0%
Short-term Investments 3.4%[4]	3.4%
100.0%

1  Although the Fund is no-load, investment management fees and other expenses still apply.

2  All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or offer for a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

3  Percentage is less than 0.05%.

4  Represents short-term investments and other assets and liabilities (net).

  The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Adviser.

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS  December 31, 2016

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES 33.1%
	FEDERAL AGENCY OBLIGATIONS 0.2%
$500,000	Federal Farm Credit Banks	3.590%	12/27/28	$500,169
1,000,000	Federal Home Loan Banks	3.500%	12/22/31	995,553
				1,495,722
	CORPORATE BONDS 29.9%
	CONSUMER DISCRETIONARY 3.1%
250,000	ServiceMaster Co LLC/The	7.100%	03/01/18	260,625
500,000	Best Buy Co Inc	5.000%	08/01/18	522,945
1,000,000	Ford Motor Credit Co LLC	3.000%	12/20/18	1,000,651
1,000,000	Time Warner Cable Inc	4.125%	02/15/21	1,033,842
1,000,000	Best Buy Co Inc	5.500%	03/15/21	1,090,000
555,000	Kohl's Corp	4.000%	11/01/21	582,034
500,000	Whirlpool Corp	4.700%	06/01/22	545,771
750,000	Newell Rubbermaid Inc	4.000%	06/15/22	777,263
1,000,000	Block Financial LLC	5.500%	11/01/22	1,053,488
1,000,000	Staples Inc	4.375%	01/12/23	1,001,888
2,000,000	Kohl's Corp	3.250%	02/01/23	1,977,130
1,000,000	Wyndham Worldwide Corp	3.900%	03/01/23	998,216
1,975,000	LKQ Corp	4.750%	05/15/23	1,965,125
500,000	Hyatt Hotels Corp	3.375%	07/15/23	493,108
1,000,000	Viacom Inc	4.250%	09/01/23	1,000,795
2,000,000	Viacom Inc	3.875%	04/01/24	1,941,044
1,000,000	Tiffany & Co	3.800%	10/01/24	991,101
2,000,000	Coach Inc	4.250%	04/01/25	2,011,108
1,000,000	Ford Motor Credit Co LLC	4.134%	08/04/25	1,001,202
2,000,000	Priceline Group Inc/The	3.600%	06/01/26	1,978,008
1,000,000	Ford Motor Co	4.346%	12/08/26	1,010,498
1,000,000	Metropolitan Opera Association Inc	4.349%	10/01/32	978,027
2,000,000	Comcast Corp	4.250%	01/15/33	2,081,330
				26,295,199
	CONSUMER STAPLES 0.9%
525,000	Cargill Inc (g)	6.000%	11/27/17	546,411
2,250,000	Land O' Lakes Inc (g)	6.000%	11/15/22	2,452,500
1,000,000	Walgreens Boots Alliance Inc	3.800%	11/18/24	1,017,775
1,949,000	Land O'Lakes Capital Trust I (g)	7.450%	03/15/28	2,104,920
500,000	Altria Group Inc	4.250%	08/09/42	492,060
1,000,000	Cargill Inc (g)	4.100%	11/01/42	958,049
				7,571,715

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2016

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	ENERGY 1.7%
$250,000	ConocoPhillips Co	6.650%	07/15/18	$267,696
2,000,000	ConocoPhillips Co	4.200%	03/15/21	2,124,442
140,000	Gulf South Pipeline Co LP	4.000%	06/15/22	141,817
500,000	Western Gas Partners LP	4.000%	07/01/22	508,158
1,020,000	FMC Technologies Inc	3.450%	10/01/22	1,020,440
1,500,000	Sunoco Logistics Partners Operations LP	3.450%	01/15/23	1,465,314
575,000	DCP Midstream Operating LP	3.875%	03/15/23	553,081
2,000,000	Halliburton Co	3.500%	08/01/23	2,030,822
1,000,000	Diamond Offshore Drilling Inc	3.450%	11/01/23	860,000
2,300,000	Murphy Oil Corp	6.875%	08/15/24	2,449,500
500,000	Kinder Morgan Energy Partners LP	4.250%	09/01/24	510,622
1,000,000	ConocoPhillips Co	3.350%	11/15/24	994,241
1,000,000	Boardwalk Pipelines LP	4.950%	12/15/24	1,026,769
500,000	Murphy Oil Corp (f)	6.125%	12/01/42	468,428
500,000	Apache Corp	4.250%	01/15/44	492,911
				14,914,241
	FINANCIALS 12.9%
500,000	M&I Marshall & Ilsley Bank	5.000%	01/17/17	500,529
500,000	Citigroup Inc	5.500%	02/15/17	502,337
250,000	Bank of America Corp	5.700%	05/02/17	253,407
500,000	Royal Bank of Scotland Group PLC (a)	4.250%	07/15/17	502,256
500,000	Comerica Bank	5.200%	08/22/17	511,231
500,000	Bank of America Corp	6.000%	09/01/17	514,489
500,000	American Express Bank FSB	6.000%	09/13/17	515,457
500,000	Bear Stearns Cos LLC/The	6.400%	10/02/17	517,973
500,000	Prudential Financial Inc	6.000%	12/01/17	519,475
500,000	Barclays Bank PLC (a) (g)	6.050%	12/04/17	516,543
1,000,000	Morgan Stanley	5.950%	12/28/17	1,040,830
500,000	Goldman Sachs Group Inc/The	5.950%	01/18/18	520,871
500,000	Wachovia Corp	5.750%	02/01/18	521,298
250,000	Lincoln National Corp	7.000%	03/15/18	264,089
500,000	SunTrust Bank/Atlanta GA	7.250%	03/15/18	530,378
500,000	Morgan Stanley	6.625%	04/01/18	528,764
1,000,000	Jefferies Group LLC	5.125%	04/13/18	1,033,647
500,000	Bank of America Corp	6.875%	04/25/18	531,455
500,000	Provident Cos Inc	7.000%	07/15/18	537,191
500,000	MetLife Inc	6.817%	08/15/18	539,050
500,000	Hartford Financial Services Group Inc/The	6.000%	01/15/19	538,040

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2016

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	FINANCIALS (continued)
$500,000	Royal Bank of Scotland Group PLC (a)	5.250%	02/15/19	$516,885
500,000	BB&T Corp	6.850%	04/30/19	554,157
250,000	WR Berkley Corp	6.150%	08/15/19	272,327
500,000	Protective Life Corp	7.375%	10/15/19	566,313
500,000	Prospect Capital Corp	5.125%	11/15/19	488,784
500,000	Credit Suisse/New York NY (a)	5.400%	01/14/20	536,069
500,000	Prospect Capital Corp	4.000%	01/15/20	477,937
500,000	Morgan Stanley	5.500%	01/26/20	542,066
500,000	Hartford Financial Services Group Inc/The	5.500%	03/30/20	545,964
450,000	Compass Bank	5.500%	04/01/20	471,541
1,000,000	Barclays PLC (a)	3.250%	01/12/21	1,000,974
2,000,000	American International Group Inc	3.300%	03/01/21	2,048,566
1,000,000	HSBC Holdings PLC (a)	3.400%	03/08/21	1,016,879
1,000,000	Nationwide Financial Services Inc (g)	5.375%	03/25/21	1,092,241
500,000	Markel Corp	5.350%	06/01/21	545,767
1,000,000	Capital One Financial Corp	4.750%	07/15/21	1,081,575
500,000	Goldman Sachs Group Inc/The	5.250%	07/27/21	547,995
500,000	Genworth Holdings Inc	7.625%	09/24/21	461,250
500,000	Aflac Inc	4.000%	02/15/22	528,779
2,000,000	Primerica Inc	4.750%	07/15/22	2,142,550
2,000,000	OneBeacon US Holdings Inc	4.600%	11/09/22	1,993,854
1,000,000	Invesco Finance PLC (a)	3.125%	11/30/22	1,007,375
1,000,000	Standard Chartered PLC (a) (g)	3.950%	01/11/23	977,229
2,000,000	Wells Fargo & Co	3.450%	02/13/23	2,007,198
4,073,000	Assurant Inc	4.000%	03/15/23	4,101,662
1,000,000	Markel Corp	3.625%	03/30/23	1,002,643
1,000,000	General Motors Financial Co Inc	3.700%	05/09/23	983,987
1,500,000	Citigroup Inc	3.500%	05/15/23	1,495,158
500,000	Morgan Stanley	4.100%	05/22/23	513,261
2,000,000	Liberty Mutual Group Inc (g)	4.250%	06/15/23	2,093,950
2,000,000	E*TRADE Financial Corp	4.625%	09/15/23	2,040,000
500,000	Ameriprise Financial Inc	4.000%	10/15/23	524,377
500,000	CNA Financial Corp	7.250%	11/15/23	591,066
500,000	Pacific Life Insurance Co (g)	7.900%	12/30/23	594,913
1,000,000	Moody's Corp	4.875%	02/15/24	1,081,089
1,000,000	NASDAQ OMX Group Inc/The	4.250%	06/01/24	1,028,995
500,000	Wintrust Financial Corp	5.000%	06/13/24	494,370
1,250,000	Assured Guaranty US Holdings Inc	5.000%	07/01/24	1,320,147

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2016

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	FINANCIALS (continued)
$2,060,000	Legg Mason Inc	3.950%	07/15/24	$2,067,404
500,000	Symetra Financial Corp	4.250%	07/15/24	494,064
1,500,000	Stifel Financial Corp	4.250%	07/18/24	1,489,698
1,000,000	Citigroup Inc	4.000%	08/05/24	1,007,747
1,500,000	Synchrony Financial	4.250%	08/15/24	1,526,922
1,000,000	Bank of America Corp	4.200%	08/26/24	1,018,704
2,800,000	Brown & Brown Inc	4.200%	09/15/24	2,820,675
2,000,000	Old Republic International Corp	4.875%	10/01/24	2,083,810
1,000,000	TIAA Asset Management Finance Co LLC (g)	4.125%	11/01/24	1,010,034
2,000,000	American Express Co	3.625%	12/05/24	2,008,290
2,000,000	Associated Banc-Corp	4.250%	01/15/25	1,982,030
4,000,000	Kemper Corp	4.350%	02/15/25	3,976,696
1,050,000	TCF National Bank	4.600%	02/27/25	1,019,810
1,000,000	Lincoln National Corp	3.350%	03/09/25	996,023
250,000	Liberty Mutual Insurance Co (g)	8.500%	05/15/25	306,656
3,000,000	American International Group Inc	3.750%	07/10/25	3,019,362
1,000,000	Synchrony Financial	4.500%	07/23/25	1,027,166
1,000,000	Janus Capital Group Inc	4.875%	08/01/25	1,030,440
3,000,000	HSBC Holdings PLC (a)	4.250%	08/18/25	3,027,444
1,000,000	Capital One Financial Corp	4.200%	10/29/25	1,003,326
1,520,000	Legg Mason Inc	4.750%	03/15/26	1,573,297
2,000,000	Hanover Insurance Group Inc/The	4.500%	04/15/26	2,009,724
1,000,000	Wells Fargo & Co	4.100%	06/03/26	1,013,189
2,000,000	Voya Financial Inc	3.650%	06/15/26	1,955,550
2,000,000	MSCI Inc (g)	4.750%	08/01/26	1,990,000
2,000,000	Old Republic International Corp	3.875%	08/26/26	1,902,430
500,000	Morgan Stanley	4.350%	09/08/26	512,374
1,000,000	National Rural Utilities Cooperative Finance Corp	3.000%	11/15/26	946,536
1,000,000	Citigroup Inc	4.300%	11/20/26	1,009,128
1,000,000	JPMorgan Chase & Co	4.125%	12/15/26	1,020,656
250,000	Provident Cos Inc	7.250%	03/15/28	295,771
1,000,000	JPMorgan Chase & Co (f)	3.000%	03/21/28	932,366
1,000,000	Royal Bank of Canada (a)	3.000%	05/10/28	859,317
500,000	Farmers Exchange Capital (g)	7.050%	07/15/28	577,725
500,000	Goldman Sachs Group Inc/The	4.250%	11/15/30	482,761
500,000	Goldman Sachs Group Inc/The	4.000%	02/15/31	491,499
500,000	Goldman Sachs Group Inc/The	4.300%	12/15/32	488,100
1,000,000	JPMorgan Chase & Co (f)	3.250%	01/31/33	963,535

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2016

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	FINANCIALS (continued)
$649,000	Lloyds Bank PLC (a) (f)	3.400%	01/31/33	$580,015
250,000	Citigroup Inc (f)	4.000%	06/27/34	240,469
538,000	Bank of America Corp	4.000%	08/15/34	512,361
1,000,000	Prudential Financial Inc	4.050%	11/15/34	973,193
1,000,000	Goldman Sachs Group Inc/The	4.000%	01/30/35	969,976
1,000,000	Berkshire Hathaway Finance Corp	4.400%	05/15/42	1,052,754
500,000	MetLife Inc	4.125%	08/13/42	492,083
500,000	Swiss Re Treasury US Corp (g)	4.250%	12/06/42	488,279
500,000	Pacific LifeCorp (g)	5.125%	01/30/43	511,066
500,000	Berkshire Hathaway Finance Corp	4.300%	05/15/43	516,566
500,000	Principal Financial Group Inc	4.350%	05/15/43	494,379
2,000,000	M&T Bank Corp (f)	5.125%	12/29/49	1,935,000
				111,435,603
	HEALTH CARE 1.0%
500,000	UnitedHealth Group Inc	6.000%	02/15/18	524,255
1,000,000	Quest Diagnostics Inc	4.700%	04/01/21	1,073,319
1,000,000	Laboratory Corp of America Holdings	3.750%	08/23/22	1,026,175
1,000,000	Laboratory Corp of America Holdings	4.000%	11/01/23	1,024,543
1,000,000	Mylan Inc/PA	4.200%	11/29/23	1,001,205
500,000	Wyeth LLC	6.450%	02/01/24	608,818
2,000,000	Actavis Funding SCS (a)	3.800%	03/15/25	2,002,356
1,000,000	Express Scripts Holding Co	4.500%	02/25/26	1,029,473
				8,290,144
	INDUSTRIALS 2.4%
500,000	Masco Corp	7.125%	03/15/20	562,500
150,000	Pentair Finance SA (a)	3.625%	09/15/20	152,618
500,000	Pentair Finance SA (a)	5.000%	05/15/21	532,829
500,000	IDEX Corp	4.200%	12/15/21	512,647
500,000	GATX Corp	4.750%	06/15/22	538,138
500,000	Penske Truck Leasing Co Lp / PTL Finance Corp (g)	4.875%	07/11/22	536,556
2,000,000	Dun & Bradstreet Corp/The	4.375%	12/01/22	2,026,536
2,000,000	Crown Americas LLC / Crown Americas Capital Corp IV	4.500%	01/15/23	2,040,000
1,000,000	GATX Corp	3.900%	03/30/23	998,560
500,000	Ingersoll-Rand Global Holding Co Ltd (a)	4.250%	06/15/23	528,819
1,000,000	Flowserve Corp	4.000%	11/15/23	1,012,541
2,126,000	Air Lease Corp	4.850%	02/01/24	2,115,370
500,000	Pitney Bowes Inc	4.625%	03/15/24	492,506
1,375,000	Oshkosh Corp	5.375%	03/01/25	1,402,500

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2016

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	INDUSTRIALS (continued)
$500,000	Toro Co/The	7.800%	06/15/27	$607,394
500,000	General Electric Capital Corp	3.500%	05/15/32	476,113
2,000,000	Eaton Corp	4.000%	11/02/32	1,971,672
2,000,000	General Electric Capital Corp	4.000%	02/14/33	1,951,392
1,000,000	Pitney Bowes Inc	5.250%	01/15/37	999,830
590,000	Eaton Corp	4.150%	11/02/42	576,710
500,000	Lockheed Martin Corp	4.070%	12/15/42	493,526
				20,528,757
	INFORMATION TECHNOLOGY 3.4%
500,000	Broadridge Financial Solutions Inc	6.125%	06/01/17	508,700
500,000	Broadridge Financial Solutions Inc	3.950%	09/01/20	524,258
81,000	Hewlett-Packard Co	3.750%	12/01/20	83,866
750,000	Hewlett-Packard Co	4.300%	06/01/21	784,936
2,000,000	NetApp Inc	3.375%	06/15/21	2,031,260
1,000,000	eBay Inc	3.800%	03/09/22	1,033,131
500,000	Motorola Solutions Inc	3.750%	05/15/22	505,384
2,000,000	Symantec Corp	3.950%	06/15/22	1,979,486
1,000,000	Computer Sciences Corp	4.450%	09/15/22	1,035,408
1,000,000	Hewlett-Packard Co	4.050%	09/15/22	1,034,933
1,025,000	Fiserv Inc	3.500%	10/01/22	1,043,863
3,000,000	Autodesk Inc	3.600%	12/15/22	3,006,507
2,000,000	Fidelity National Information Services Inc	3.500%	04/15/23	2,025,466
1,352,000	Total System Services Inc	3.750%	06/01/23	1,342,800
2,000,000	Diamond 1 Finance Corp / Diamond 2 Finance Corp (g)	5.450%	06/15/23	2,121,478
1,000,000	Altera Corp	4.100%	11/15/23	1,075,840
500,000	Motorola Solutions Inc	4.000%	09/01/24	500,583
2,000,000	Lam Research Corp	3.800%	03/15/25	2,002,180
500,000	Arrow Electronics Inc	4.000%	04/01/25	487,160
1,000,000	Juniper Networks Inc	4.350%	06/15/25	1,008,374
4,000,000	Intel Corp	4.000%	12/15/32	4,123,820
1,500,000	Western Union Co/The	6.200%	11/17/36	1,564,211
				29,823,644
	MATERIALS 2.6%
500,000	Valspar Corp/The	6.050%	05/01/17	506,845
500,000	Carpenter Technology Corp	5.200%	07/15/21	504,984
500,000	Freeport-McMoRan Inc	4.000%	11/14/21	487,500
175,000	Mosaic Co/The	3.750%	11/15/21	179,721
500,000	Barrick Gold Corp (a)	3.850%	04/01/22	507,256

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2016

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	MATERIALS (continued)
$1,000,000	Domtar Corp	4.400%	04/01/22	$1,028,864
1,000,000	RPM International Inc	3.450%	11/15/22	991,591
500,000	Carpenter Technology Corp	4.450%	03/01/23	478,470
500,000	Freeport-McMoRan Inc	3.875%	03/15/23	458,750
1,402,000	Reliance Steel & Aluminum Co	4.500%	04/15/23	1,410,530
1,750,000	Barrick Gold Corp (a)	4.100%	05/01/23	1,795,222
2,000,000	Nucor Corp	4.000%	08/01/23	2,102,426
1,000,000	BP Capital Markets PLC (a)	3.994%	09/26/23	1,051,115
2,000,000	Mosaic Co/The	4.250%	11/15/23	2,016,682
1,000,000	Steel Dynamics Inc	5.500%	10/01/24	1,060,000
1,000,000	Freeport-McMoRan Inc	4.550%	11/14/24	937,500
756,000	Eastman Chemical Co	3.800%	03/15/25	762,418
865,000	Union Carbide Corp	7.500%	06/01/25	1,041,364
2,000,000	CF Industries Inc	5.150%	03/15/34	1,700,000
1,250,000	Dow Chemical Co/The	4.250%	10/01/34	1,231,949
1,000,000	Alcoa Inc	5.950%	02/01/37	972,750
1,000,000	Newmont Mining Corp	4.875%	03/15/42	938,251
				22,164,188
	REAL ESTATE 0.3%
1,250,000	CBRE Services Inc	5.000%	03/15/23	1,289,487
1,000,000	CBRE Services Inc	5.250%	03/15/25	1,031,160
350,000	CBRE Services Inc	4.875%	03/01/26	348,731
				2,669,378
	TELECOMMUNICATION SERVICES 0.6%
500,000	CenturyLink Inc	6.150%	09/15/19	535,000
3,000,000	AT&T Inc	3.000%	06/30/22	2,944,830
500,000	Qwest Capital Funding Inc	6.875%	07/15/28	453,750
1,000,000	Verizon Communications Inc	4.400%	11/01/34	986,986
				4,920,566
	UTILITIES 1.0%
500,000	Commonwealth Edison Co	6.150%	09/15/17	516,432
1,000,000	Tampa Electric Co	6.100%	05/15/18	1,059,235
250,000	Vectren Utility Holdings Inc	5.750%	08/01/18	261,398
250,000	South Jersey Gas Co	7.125%	10/22/18	267,942
250,000	United Utilities PLC (a)	5.375%	02/01/19	262,006
1,170,000	ONEOK Inc	4.250%	02/01/22	1,175,850
785,000	SCANA Corp	4.125%	02/01/22	793,156

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2016

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	UTILITIES (continued)
$1,000,000	Exelon Generation Co LLC	4.250%	06/15/22	$1,035,060
900,000	National Fuel Gas Co	3.750%	03/01/23	877,621
1,060,000	PSEG Power LLC	4.300%	11/15/23	1,095,635
1,550,000	Dominion Resources Inc/VA	3.625%	12/01/24	1,559,698
				8,904,033
	TOTAL CORPORATE BONDS			257,517,468
	ASSET BACKED SECURITIES 2.6%
220,865	Continental Airlines 1997-4 Class B Pass Through Trust	6.900%	07/02/18	220,997
631,115	Delta Air Lines 2012-1 Class B Pass Through Trust (g)	6.875%	05/07/19	676,871
299,202	American Airlines 2011-1 Class B Pass Through Trust (g)	7.000%	07/31/19	309,494
49,319	Continental Airlines 1999-1 Class B Pass Through Trust	6.795%	02/02/20	50,429
355,586	Continental Airlines 2010-1 Class B Pass Through Trust	6.000%	07/12/20	362,485
260,120	Delta Air Lines 2011-1 Class A Pass Through Trust	5.300%	10/15/20	273,932
407,337	America West Airlines 2000-1 Pass Through Trust	8.057%	01/02/22	460,046
592,962	American Airlines 2011-1 Class A Pass Through Trust	5.250%	07/31/22	635,181
430,429	United Airlines 2014-1 Class B Pass Through Trust	4.750%	10/11/23	439,037
177,295	Continental Airlines 2007-1 Class A Pass Through Trust	5.983%	10/19/23	196,585
332,192	Southwest Airlines Co 2007-1 Pass Through Trust	6.150%	02/01/24	366,673
844,524	Delta Air Lines 2007-1 Class B Pass Through Trust (g)	8.021%	02/10/24	970,189
67,817	United Airlines 2014-2 Class B Pass Through Trust	4.625%	03/03/24	69,092
554,421	American Airlines 2014-1 Class B Pass Through Trust	4.375%	04/01/24	554,421
1,000,000	United Airlines 2015-1 Class A Pass Through Trust	3.700%	06/01/24	1,014,400
657,824	US Airways 2010-1 Class A Pass Through Trust	6.250%	10/22/24	730,974
1,963,640	American Airlines 2015-1 Class B Pass Through Trust	3.700%	11/01/24	1,926,724
1,402,427	Delta Air Lines 2015-1 Class B Pass Through Trust	4.250%	01/30/25	1,435,805
940,513	American Airlines 2015-2 Class B Pass Through Trust	4.400%	03/22/25	929,979
348,010	US Airways 2011-1 Class A Pass Through Trust	7.125%	04/22/25	403,483
3,212,681	American Airlines 2016-1 Class B Pass Through Trust	5.250%	07/15/25	3,310,989
1,321,632	Continental Airlines 2012-2 Class A Pass Through Trust	4.000%	04/29/26	1,361,281
902,156	United Airlines 2013-1 Class A Pass Through Trust	4.300%	02/15/27	930,303
839,070	US Airways 2013-1 Class A Pass Through Trust	3.950%	05/15/27	860,046
2,057,179	Hawaiian Airlines 2013-1 Class A Pass Through Certificates	3.900%	07/15/27	2,066,848
1,367,933	American Airlines 2014-1 Class A Pass Through Trust	3.700%	04/01/28	1,374,773
488,176	American Airlines 2015-2 Class A Pass Through Trust	4.000%	03/22/29	498,525
				22,429,562

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2016

Par Value/Shares	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	PREFERRED SECURITIES 0.4%
$20,000	American Financial Group Inc/OH	6.250%	09/30/54	$501,000
10,000	NextEra Energy Capital Holdings Inc	5.700%	03/01/72	242,600
20,000	Protective Life Corp	6.000%	09/01/42	503,800
20,000	Qwest Corp	6.875%	10/01/54	484,000
10,000	Raymond James Financial Inc	6.900%	03/15/42	253,900
20,000	Selective Insurance Group Inc	5.875%	02/09/43	479,400
20,000	Verizon Communications Inc	5.900%	02/15/54	521,800
40,000	WR Berkley Corp	5.625%	04/30/53	904,400
				3,890,900
	TOTAL FIXED INCOME SECURITIES (cost $282,320,450)			$285,333,652
	COMMON STOCKS 63.5%
	CONSUMER DISCRETIONARY 2.8%
72,000	Home Depot Inc/The			$9,653,760
195,000	Target Corp			14,084,850
				23,738,610
	CONSUMER STAPLES 3.4%
111,000	General Mills Inc			6,856,470
46,000	Hershey Co/The			4,757,780
375,000	Hormel Foods Corp			13,053,750
40,000	Kimberly-Clark Corp			4,564,800
				29,232,800
	ENERGY 5.5%
130,000	Chevron Corp			15,301,000
203,000	Exxon Mobil Corp			18,322,780
166,000	Schlumberger Ltd (a)			13,935,700
				47,559,480
	FINANCIALS 10.2%
78,000	American Express Co			5,778,240
414,000	Associated Banc-Corp			10,225,800
158,000	JPMorgan Chase & Co			13,633,820
271,000	Principal Financial Group Inc			15,680,060
35,000	Travelers Cos Inc/The			4,284,700
485,000	US Bancorp/MN			24,914,450
240,000	Wells Fargo & Co			13,226,400
				87,743,470

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2016

Shares	Security Description	Fair Value
	COMMON STOCKS (continued)
	HEALTH CARE 14.3%
355,000	Abbott Laboratories	$13,635,550
84,000	AbbVie Inc	5,260,080
131,000	Baxter International Inc	5,808,540
123,500	Bristol-Myers Squibb Co	7,217,340
76,000	Eli Lilly & Co	5,589,800
160,000	Johnson & Johnson	18,433,600
302,500	Medtronic PLC (e)	21,547,075
137,000	Patterson Cos Inc	5,621,110
523,000	Pfizer Inc	16,987,040
527,000	Roche Holding AG (d)	15,035,310
51,000	UnitedHealth Group Inc	8,162,040
		123,297,485
	INDUSTRIALS 14.8%
91,000	3M Co	16,249,870
147,000	CH Robinson Worldwide Inc	10,769,220
26,000	Deluxe Corp	1,861,860
246,000	Emerson Electric Co	13,714,500
435,000	General Electric Co	13,746,000
197,000	Graco Inc	16,368,730
167,000	Honeywell International Inc	19,346,950
138,000	Pentair PLC (a)	7,737,660
80,000	Toro Co/The	4,476,000
204,100	United Parcel Service Inc, Class B	23,398,024
		127,668,814
	INFORMATION TECHNOLOGY 5.5%
7,300	Alphabet Inc (b)	5,634,286
420,000	Corning Inc	10,193,400
60,000	International Business Machines Corp	9,959,400
125,000	QUALCOMM Inc	8,150,000
637,000	Western Union Co/The	13,835,640
		47,772,726
	MATERIALS 5.8%
194,000	Bemis Co Inc	9,277,080
186,000	Ecolab Inc	21,802,920
156,000	HB Fuller Co	7,536,360
107,000	Valspar Corp/The	11,086,270
		49,702,630

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2016

Shares	Security Description	Fair Value
	COMMON STOCKS (continued)
	UTILITIES 1.2%
88,000	ALLETE Inc	$5,648,720
108,000	Xcel Energy Inc	4,395,600
		10,044,320
	TOTAL COMMON STOCKS (cost $386,450,756)	$546,760,335
	PREFERRED STOCKS 0.0% (h)
	UTILITIES 0.0% (h)
10,000	SCE Trust I	$233,200
	TOTAL PREFERRED STOCKS (cost $250,000)	$233,200
	SHORT-TERM INVESTMENTS 1.9%
16,322,390	First American Government Obligations Fund, Class Z, 0.42% (c) (cost $16,322,390)	$16,322,390
	TOTAL INVESTMENTS 98.5% (cost $685,343,596)	$848,649,577
	OTHER ASSETS AND LIABILITIES (NET) 1.5%	12,775,964
	TOTAL NET ASSETS 100.0%	$861,425,541

(a)  Foreign security denominated in U.S. dollars. As of December 31, 2016, these securities represented $39,046,567 or 4.5% of total net assets.

(b)  Non-income producing.

(c)  The rate quoted is the annualized seven-day effective yield as of December 31, 2016.

(d)  American Depositary Receipt.

(e)  Issuer headquartered overseas but considered domestic. In determining whether a security is foreign or domestic, the Adviser will generally look at the location of the headquarters of the issuer. However, if the issuer is believed by the Adviser to be headquartered in a jurisdiction primarily for tax purposes, the Adviser will consider the following additional factors: 1) the location of the primary exchange trading its securities; 2) where it derives the majority of its revenues, and/or 3) where it earns the majority of its profits.

(f)  Step Bonds – securities for which the interest rate will adjust on specified future date(s). The rate disclosed represents the interest rate in effect as of December 31, 2016.

(g)  Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Fund's Board of Trustees. As of December 31, 2016, these securities represented $20,835,104 or 2.4% of total net assets.

(h)  Percentage is less than 0.05%.

  The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Adviser.

See accompanying Notes to Financial Statements.

MAIRS & POWER SMALL CAP FUND (unaudited)

To Our Shareholders:  December 31, 2016

Small cap stocks rallied hard in the fourth quarter with the Mairs & Power Small Cap Fund up 9.27%, the S&P 600 Total Return Index up 11.13% and the Morningstar Small Blend Category up 9.49%. For the year, the Fund finished up 27.27%, outpacing both the index and peer group which were up 26.56% and 20.78% respectively.

Sector allocation played a larger role than typical in relative performance for the year. A relative overweight position in the strongest performing sector, basic materials, helped relative performance, as did an underweight position in the poorest performing sector, healthcare. Stock selection by sector was mostly a positive contributor to relative performance with the notable exception of the technology sector.

This was due, in large part, to our position in Cray Inc. (CRAY). Cray had been highlighted as a huge driver of positive performance at the end of 2015, and we did trim the position significantly on that outperformance. However, the stock was the worst performer in 2016 and also the largest detractor from Fund performance. While the company continues to be very well positioned from a competitive standpoint in high performance computing, that industry has clearly slowed. Customers have pushed out upgrading systems as the pace of processing improvement from chip manufacturers has slowed. We expect customers will eventually make the decision to upgrade systems, and Cray should at least win its fair share of system upgrades, but the slowing pace has hurt the industry and the company's longer term growth trajectory.

MAIRS & POWER SMALL CAP FUND (MSCFX)

TOP PERFORMERS

Fourth Quarter (9/30/16 – 12/31/16)		Year To Date (12/31/15 – 12/31/16)
GREAT WESTERN BANCORP	19.69%	OSHKOSH CORPORATION	38.94%
WINTRUST FINANCIAL		RAVEN INDUSTRIES	34.98%
CORPORATION	19.46%	MDU RESOURCE GROUP, INC.	30.48%
GLACIER BANCORP INC.	15.90%	HAWKINS, CORP.	24.26%
ASSOCIATED BANC-CORP	14.95%	WINTRUST FINANCIAL
CARDINAL FINANCIAL CORP	14.55%	CORPORATION	23.01%

WEAK PERFORMERS

Fourth Quarter (9/30/16 – 12/31/16)		Year To Date (12/31/15 – 12/31/16)
STRATASYS, INC.	-42.47%	CRAY INC.	-62.77%
CRAY INC.	-23.19%	STRATASYS, INC.	-56.12%
PHYSICIANS REALTY TRUST	-23.11%	GENTHERM, INC.	-55.15%
BEMIS CO., INC.	-17.38%	PROTO LABS, INC.	-45.94%
BIO-TECHNE CORPORATION	-17.22%	VASCO DATA SECURITY
		INTERNATIONAL	-44.97%

Past performance is no guarantee of future results.

A strong performer for the quarter and the biggest contributor to performance for the year was Oshkosh Corporation (OSK). During the year, Oshkosh won an eight-year contract to replace the U.S. military's aging Humvee fleet with a new Joint Light Tactical Vehicle designed and manufactured by Oshkosh Truck. In addition, a slight improvement in the company's aerial lift platform business with the expectation of a better 2017 on stronger construction and infrastructure spend in the U.S. also boosted the stock's performance.

Another strong performer for the year was Wintrust Financial (WTFC), a bank holding company headquartered in Chicago. Along with other bank stocks, Wintrust benefitted from the Trump win following his campaign to lower corporate income taxes, roll back federal regulation and provide an inflation- and GDP-boosting stimulus

MAIRS & POWER SMALL CAP FUND (unaudited) (continued)

package that helped significantly increase the yield curve. If all three of these factors play out meaningfully, Wintrust's earnings could see a boost.

On a fundamental basis, the outlook for small cap stocks appears fairly positive. With a greater domestic focus relative to larger companies, the financial performance of small firms is more insulated from an uncertain global economy and a strengthening dollar. Revenues and earnings should both start to improve from what was pretty lackluster growth in 2016. But, with the strong performance of small stocks relative to large after the election, most valuation metrics are near the upper end of their historical ranges. As discussed in the Market Recap above, continued positive market returns depend in large part on the success of the new administration in implementing its economic policies. We anticipate that volatility in the space is likely to increase as the changes in U.S. political philosophy are implemented.

During the year, a decision was made to close the Small Cap Fund to new investors. Implemented in the second half of 2016, the soft close has been working well. The decision to limit new investments into the Mairs & Power Small Cap Fund was made primarily to protect existing shareholders. Small cap stocks are less liquid, trading fewer shares than larger stocks. The lower trading volume limits how much of a stock can be bought or sold without significantly impacting the price of that stock. By limiting the amount of assets we manage, we are better able to trade into and out of stocks as opportunities arise without being significantly disadvantaged by the sheer volume of shares we would need to trade. In the long run, we felt this was the right step to take to protect the interest of our shareholders. For more details regarding the soft close of the Fund please visit www.mairsandpower.com.

Andrew R. Adams Lead Manager	Allen D. Steinkopf Co-Manager

The Fund's investment objective, risks, charges and expenses must be considered carefully before investing. The summary prospectus or full prospectus contains this and other important information about the Fund and they may be obtained by calling Shareholder Services at (800) 304-7404 or by visiting www.mairsandpower.com. Read the summary prospectus or full prospectus carefully before investing.

All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or an offer of a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

All investments have risks. The Small Cap Fund is designed for long-term investors. Equity investments are subject to market fluctuations and the Fund's share price can fall because of weakness in the broad market, a particular industry or specific holdings. Investments in small and midcap companies generally are more volatile. International investing risks include among others political, social or economic instability, difficulty in predicting international trade patterns, taxation and foreign trading practices, and greater fluctuations in price than U.S. corporations. The Fund may invest in initial public offerings by small cap companies, which can involve greater risk than investments in companies that are already publicly traded.

Diversification does not guarantee profit or protect against loss.

S&P 600 Small Cap Total Return (S&P 600) is an index of small company stocks managed by Standard & Poor's that covers a broad range of small cap stocks in the U.S. The index is weighted according to market capitalization and covers about 3-4% of the total market for equities in the U.S. It tracks both the capital gains of a group of stocks over time and assumes that any cash distributions, such as dividends, are reinvested back into the index. It is not possible to invest directly in an index.

Morningstar Small Blend Category, as defined by Morningstar are stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as small cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. It is not possible to invest directly in an index.

Mairs & Power Small Cap Fund
PERFORMANCE INFORMATION (unaudited)  December 31, 2016

Investment performance since commencement of operations (through December 31, 2016)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund since commencement of operations.

Average annual total returns for periods ended December 31, 2016 _

	1 Year	3 Year	5 Year	Since Inception(2)
Mairs & Power Small Cap Fund	27.27%	8.99%	18.60%	19.66%
S&P SmallCap 600 Total Return Index(1)	26.56%	9.47%	16.62%	17.38%

Performance data quoted represents past performance and does not guarantee future results. All performance information shown includes the reinvestment of dividend and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For the most recent month-end performance figures, visit the Fund's website at www.mairsandpower.com or call Shareholder Services at (800) 304-7404.

(1)  The S&P Small Cap 600 Total Return Index is an index of small-company stocks managed by Standard & Poor's that covers a broad range of small cap stocks in the U.S. The index is weighted according to market capitalization and covers about 3-4% of the total market for equities in the U.S. It tracks both the capital gains of a group of stocks over time and assumes that any cash distributions, such as dividends, are reinvested back into the index. It is not possible to invest directly in an index.

(2)  Since inception performance is as of August 11, 2011, which is the offering date of the Small Cap Fund.

Mairs & Power Small Cap Fund
FUND INFORMATION (unaudited)  December 31, 2016

Portfolio Managers

Andrew R. Adams, lead manager since 2011,
University of Wisconsin-Madison, MS Finance 1997

Allen D. Steinkopf, co-manager since January 1, 2015, University of Minnesota, MBA Finance 1986

General Information

Fund Symbol	MSCFX
Net Asset Value (NAV) Per Share	$24.33
Expense Ratio	1.05%
Portfolio Turnover Rate	21.26%
Sales Charge	None[1]
Fund Inception Year	2011

Portfolio Composition

Top Ten Portfolio Holdings

(Percent of Total Net Assets)2

Apogee Enterprises Inc	3.5%
Glacier Bancorp Inc	3.3
Donaldson Co Inc	3.3
Wintrust Financial Corp	3.3
ALLETE Inc	3.3
Gentherm Inc	3.3
Bemis Co Inc	3.2
Oshkosh Corp	3.2
Great Western Bancorp Inc	2.9
Badger Meter Inc	2.9

Portfolio Diversification

(Percent of Total Net Assets)

Common Stocks 98.0%
Industrials	28.1%
Financials	22.9
Information Technology	10.5
Health Care	8.5
Materials	7.7
Consumer Discretionary	7.2
Utilities	5.2
Real Estate	4.5
Consumer Staples	2.6
Energy	0.8
Short-term Investments 2.0%[3]	2.0
100.0%

1  Although the Fund is no-load, investment management fees and other expenses still apply.

2  All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or offer for a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

3  Represents short-term investments and other assets and liabilities (net).

  As of September 30, 2016, the Small Cap Fund is closed to new investors. The close is intended to promote long-term investments in the Fund, thereby contributing to a more stable asset base and the continued efficient management of the Fund.

  The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Adviser.

Mairs & Power Small Cap Fund
SCHEDULE OF INVESTMENTS  December 31, 2016

Shares	Security Description	Fair Value
	COMMON STOCKS 98.0%
	CONSUMER DISCRETIONARY 7.2%
32,500	Buffalo Wild Wings Inc (b)	$5,018,000
368,785	Gentherm Inc (b)	12,483,372
254,323	Marcus Corp/The	8,011,175
108,000	Tile Shop Holdings Inc (b)	2,111,400
		27,623,947
	CONSUMER STAPLES 2.6%
84,600	Casey's General Stores Inc	10,057,248
	ENERGY 0.8%
210,400	Oasis Petroleum Inc (b)	3,185,456
	FINANCIALS 22.9%
423,800	Associated Banc-Corp	10,467,860
262,613	Bank Mutual Corp	2,481,693
272,416	Cardinal Financial Corp	8,932,521
115,000	Cullen/Frost Bankers Inc	10,146,450
188,148	EMC Insurance Group Inc	5,646,321
352,700	Glacier Bancorp Inc	12,778,321
255,800	Great Western Bancorp Inc	11,150,322
49,200	PrivateBancorp Inc	2,666,148
217,312	United Fire Group Inc	10,685,231
173,200	Wintrust Financial Corp	12,569,124
		87,523,991
	HEALTH CARE 8.5%
98,100	Bio-Techne Corp	10,087,623
71,815	Cardiovascular Systems Inc (b)	1,738,641
197,500	Patterson Cos Inc	8,103,425
283,700	Premier Inc (b)	8,613,132
69,373	Vascular Solutions Inc (b)	3,891,826
		32,434,647
	INDUSTRIALS 28.1%
398,600	Actuant Corp	10,343,670
247,900	Apogee Enterprises Inc	13,277,524
299,768	Donaldson Co Inc	12,614,238
26,700	G&K Services Inc, Class A	2,575,215
177,700	Generac Holdings Inc (b)	7,239,498
124,600	Graco Inc	10,353,014
188,100	Hub Group Inc, Class A (b)	8,229,375

Mairs & Power Small Cap Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2016

Shares	Security Description	Fair Value
	COMMON STOCKS (continued)
	INDUSTRIALS (continued)
186,600	Oshkosh Corp	$12,056,226
56,400	Proto Labs Inc (b)	2,896,140
287,172	Raven Industries Inc	7,236,734
55,700	Snap-on Inc	9,539,739
120,700	Tennant Co	8,593,840
41,600	Toro Co/The	2,327,520
		107,282,733
	INFORMATION TECHNOLOGY 10.5%
298,710	Badger Meter Inc	11,037,334
376,320	Cray Inc (b)	7,789,824
150,000	MOCON Inc	2,925,000
67,034	NVE Corp	4,788,239
42,700	SPS Commerce Inc (b)	2,984,303
173,500	Stratasys Ltd (a) (b)	2,869,690
296,687	VASCO Data Security International Inc (b)	4,049,778
254,490	Workiva Inc (b)	3,473,788
		39,917,956
	MATERIALS 7.7%
253,700	Bemis Co Inc	12,131,934
155,980	Hawkins Inc	8,415,121
158,000	HB Fuller Co	7,632,980
13,500	Valspar Corp/The	1,398,735
		29,578,770
	REAL ESTATE 4.5%
140,706	Agree Realty Corp	6,479,511
563,100	Physicians Realty Trust	10,676,376
		17,155,887
	UTILITIES 5.2%
195,800	ALLETE Inc	12,568,402
258,800	MDU Resources Group Inc	7,445,676
		20,014,078
	TOTAL COMMON STOCKS (cost $300,896,197)	$374,774,713
	SHORT-TERM INVESTMENTS 1.8%
6,732,472	First American Government Obligations Fund, Class Z, 0.42% (c) (cost $6,732,472)	$6,732,472

Mairs & Power Small Cap Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2016

Shares	Security Description	Fair Value
	TOTAL INVESTMENTS 99.8% (cost $307,628,669)	$381,507,185
	OTHER ASSETS AND LIABILITIES (NET) 0.2%	935,784
	TOTAL NET ASSETS 100.0%	$382,442,969

(a)  Foreign security denominated in U.S. dollars. As of December 31, 2016, these securities represented $2,869,690 or 0.8% of total net assets.

(b)  Non-income producing.

(c)  The rate quoted is the annualized seven-day effective yield as of December 31, 2016.

  The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Adviser.

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES  December 31, 2016

	Mairs & Power Growth Fund	Mairs & Power Balanced Fund	Mairs & Power Small Cap Fund
ASSETS
Investments, at fair value (Note 1):
Unaffiliated securities *	$4,312,513,916	$848,649,577	$381,507,185
Affiliated securities (Note 5) *	67,770,284	-	-
	4,380,284,200	848,649,577	381,507,185
Receivable for Fund shares sold	10,051,489	7,389,531	2,224,313
Receivable for securities sold	2,742,835	2,589,121	1,019,277
Dividends and interest receivable	5,405,427	3,873,298	129,091
Prepaid expenses and other assets	172,832	56,028	25,516
	4,398,656,783	862,557,555	384,905,382
LIABILITIES
Payable for Fund shares redeemed	3,021,094	268,995	17,181
Payable for securities purchased	526,201	293,113	2,087,347
Accrued investment management fees (Note 2)	2,044,051	416,590	282,331
Accrued Fund administration fees (Note 2)	143,906	25,136	5,822
Accrued audit and tax expense	20,740	18,740	13,545
Accrued transfer agent fees	206,191	40,042	20,695
Accrued Trustee fees	26,975	4,550	975
Other accrued expenses	195,035	64,848	34,517
	6,184,193	1,132,014	2,462,413
NET ASSETS	$4,392,472,590	$861,425,541	$382,442,969
NET ASSETS CONSIST OF
Portfolio capital	$2,446,799,671	$698,055,141	$305,092,364
Undistributed net investment income	103,025	10,414	104,102
Undistributed net realized gain on investments	29,704,366	54,005	3,367,987
Net unrealized appreciation on investments	1,915,865,528	163,305,981	73,878,516
TOTAL NET ASSETS	$4,392,472,590	$861,425,541	$382,442,969
Fund shares, par value	$0.01	$0.01	$0.01
Authorized	unlimited	unlimited	unlimited
Fund shares issued and outstanding	38,588,968	9,868,239	15,718,456
Net asset value per share	$113.83	$87.29	$24.33
* Cost of investments
Cost of unaffiliated securities	$2,405,145,508	$685,343,596	$307,628,669
Cost of affiliated securities (Note 5)	59,273,164	-	-
	$2,464,418,672	$685,343,596	$307,628,669

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS  Year Ended December 31, 2016

	Mairs & Power Growth Fund	Mairs & Power Balanced Fund	Mairs & Power Small Cap Fund
INVESTMENT INCOME
Income:
Dividends from unaffiliated securities *	$84,411,972	$12,577,159	$3,964,614
Dividends from affiliated securities (Note 5)	1,632,564	-	-
Interest income	152,462	10,655,740	14,666
TOTAL INCOME	86,196,998	23,232,899	3,979,280
Expenses:
Investment management fees (Note 2)	23,215,437	4,508,143	2,339,137
Fund administration fees (Note 2)	884,029	154,192	35,630
Fund accounting fees	440,973	150,490	61,456
Trustees' fees (Note 2)	278,050	46,900	10,050
Transfer agent fees	1,565,200	331,311	159,599
Custodian fees	253,298	48,156	15,558
Legal and audit fees	178,016	79,257	36,463
Printing and mailing fees	162,743	34,821	20,013
Other fees	204,264	85,503	55,387
TOTAL EXPENSES	27,182,010	5,438,773	2,733,293
NET INVESTMENT INCOME	59,014,988	17,794,126	1,245,987
REALIZED AND UNREALIZED GAIN (LOSS) (Note 4)
Net realized gain on investments
Unaffiliated issuers	219,160,559	11,922,537	8,795,727
Affiliated issuers (Note 5)	9,381,415	-	-
	228,541,974	11,922,537	8,795,727
Change in net unrealized appreciation on investments	293,729,932	48,030,253	55,509,050
NET GAIN ON INVESTMENTS	522,271,906	59,952,790	64,304,777
NET INCREASE IN NET ASSETS FROM OPERATIONS	$581,286,894	$77,746,916	$65,550,764
* Net of foreign taxes withheld of:	$268,707	$46,566	$-

See accompanying Notes to Financial Statements.

Mairs & Power Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31
	2016	2015
OPERATIONS
Net investment income	$59,014,988	$59,065,735
Net realized gain on investments sold	228,541,974	252,006,785
Net change in unrealized appreciation (depreciation) of investments	293,729,932	(439,524,058)
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	581,286,894	(128,451,538)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(59,223,124)	(58,959,603)
Net realized gain on investments sold	(185,712,022)	(228,500,497)
TOTAL DISTRIBUTIONS TO SHAREHOLDERS	(244,935,146)	(287,460,100)
CAPITAL TRANSACTIONS
Proceeds from shares sold	577,802,660	331,027,955
Reinvestment of distributions from net investment income and net realized gains	230,788,986	270,332,473
Cost of shares redeemed	(589,735,067)	(645,659,818)
INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS	218,856,579	(44,299,390)
TOTAL INCREASE (DECREASE) IN NET ASSETS	555,208,327	(460,211,028)
NET ASSETS
Beginning of year	3,837,264,263	4,297,475,291
End of year (including undistributed net investment income of $103,025 and $311,161, respectively)	$4,392,472,590	$3,837,264,263
FUND SHARE TRANSACTIONS
Shares sold	5,121,591	2,892,783
Shares issued for reinvested distributions	2,024,148	2,541,574
Shares redeemed	(5,296,639)	(5,676,993)
NET INCREASE (DECREASE) IN FUND SHARES	1,849,100	(242,636)

See accompanying Notes to Financial Statements.

Mairs & Power Balanced Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31
	2016	2015
OPERATIONS
Net investment income	$17,794,126	$17,755,547
Net realized gain on investments sold	11,922,537	12,964,451
Net change in unrealized appreciation (depreciation) of investments	48,030,253	(48,688,684)
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	77,746,916	(17,968,686)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(17,835,606)	(17,726,802)
Net realized gain on investments sold	(10,422,947)	(10,512,671)
TOTAL DISTRIBUTIONS TO SHAREHOLDERS	(28,258,553)	(28,239,473)
CAPITAL TRANSACTIONS
Proceeds from shares sold	246,503,157	129,627,679
Reinvestment of distributions from net investment income and net realized gains	27,374,812	27,208,349
Cost of shares redeemed	(129,621,052)	(165,811,060)
INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS	144,256,917	(8,975,032)
TOTAL INCREASE (DECREASE) IN NET ASSETS	193,745,280	(55,183,191)
NET ASSETS
Beginning of year	667,680,261	722,863,452
End of year (including undistributed net investment income of $10,414 and $51,894, respectively)	$861,425,541	$667,680,261
FUND SHARE TRANSACTIONS
Shares sold	2,859,341	1,515,184
Shares issued for reinvested distributions	316,060	329,306
Shares redeemed	(1,533,511)	(1,947,368)
NET INCREASE (DECREASE) IN FUND SHARES	1,641,890	(102,878)

See accompanying Notes to Financial Statements.

Mairs & Power Small Cap Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31
	2016	2015
OPERATIONS
Net investment income	$1,245,987	$818,141
Net realized gain on investments sold	8,795,727	3,703,249
Net change in unrealized appreciation (depreciation) of investments	55,509,050	(14,284,540)
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	65,550,764	(9,763,150)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(1,192,986)	(775,082)
Net realized gain on investments sold	(5,933,906)	(1,448,411)
TOTAL DISTRIBUTIONS TO SHAREHOLDERS	(7,126,892)	(2,223,493)
CAPITAL TRANSACTIONS
Proceeds from shares sold	166,097,410	73,280,213
Reinvestment of distributions from net investment income and net realized gains	6,817,946	2,142,806
Cost of shares redeemed*	(42,733,307)	(31,829,601)
INCREASE IN NET ASSETS FROM CAPITAL TRANSACTIONS	130,182,049	43,593,418
TOTAL INCREASE IN NET ASSETS	188,605,921	31,606,775
NET ASSETS
Beginning of year	193,837,048	162,230,273
End of year (including undistributed net investment income of $104,102 and $51,101, respectively)	$382,442,969	$193,837,048
FUND SHARE TRANSACTIONS
Shares sold	7,497,583	3,559,455
Shares issued for reinvested distributions	279,653	108,496
Shares redeemed	(2,008,979)	(1,567,067)
NET INCREASE IN FUND SHARES	5,768,257	2,100,884
* Net of redemption fees of:	$55,910	$35,633

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS  December 31, 2016

Note 1 – Organization and Significant Accounting Policies

Mairs & Power Funds Trust (the Trust) is a no-load, diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). Mairs & Power Growth Fund (the Growth Fund), Mairs & Power Balanced Fund (the Balanced Fund) and Mairs & Power Small Cap Fund (the Small Cap Fund) (individually a Fund and collectively the Funds) are series within the Trust. Mairs & Power, Inc. (the Adviser) is the investment adviser of each Fund. The objective of the Growth Fund is to provide shareholders with a diversified portfolio of common stocks, which have the potential for above-average, long-term appreciation. The objective of the Balanced Fund is to provide capital growth, current income and preservation of capital. The objective of the Small Cap Fund is to seek above-average, long-term appreciation. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services – Investment Companies."

Significant accounting policies of the Funds are as follows:

Security Valuations

Security valuations for each Fund's investments are furnished by independent pricing services that have been approved by the Trust's Board of Trustees (the Board). Investments in listed equity securities are valued at the last quoted sale price on the securities exchange on which such securities are principally traded or at the NASDAQ Official Closing Price if readily available for such securities on each business day. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are valued at the last quoted bid price. Debt obligations exceeding 60 days to maturity are valued at the bid price furnished by an independent pricing service. Debt obligations with 60 days or less remaining until maturity may be valued at the bid price furnished by an independent pricing service and in certain circumstances may be valued at their amortized cost, which approximates fair value. Pricing service prices for debt obligations are based on various evaluative and matrix-based methodologies and models that use market inputs such as market transactions, dealer quotations, benchmark yields and issuer, industry and economic events. These techniques generally consider overall market conditions and such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity and ratings.

Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from two or more dealers that make markets in the securities. When market quotations are not readily available, or when the last quoted sale price is not considered representative of the value of the security if it were to be sold on that day, the security will be valued at fair value as determined in good faith by the Fair Value Committee appointed by the Board, pursuant to procedures approved by the Board.

When determining the value of a security, the Fair Value Committee takes into consideration all indications of value that appear relevant under the particular circumstances as well as fundamental analytical data relating to the security, the nature and duration of any restrictions on the disposition of the security, and the forces influencing the market in which the security is purchased or sold in addition to other more specific factors that may be applied on a case-by-case basis. Consequently, the value of the security used by a Fund may differ from a quoted or published price for the same security. Fair value pricing involves subjective judgments and it is possible that the fair value determined for the security is materially different than the value that could be realized upon the sale of that security. As of December 31, 2016, no securities were valued using this method.

Fair Valuation Measurements

The Trust has adopted authoritative fair valuation accounting standards, which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various

NOTES TO FINANCIAL STATEMENTS (continued)  December 31, 2016

Note 1 – Organization and Significant Accounting Policies (continued)

Fair Valuation Measurements (continued)

inputs and valuation techniques used to develop the measurements of fair value and changes in valuation techniques and related inputs during the year. These inputs are summarized in the three broad levels listed below:

•  Level 1 – Quoted prices in active markets for identical securities.

•  Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•  Level 3 – Significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the securities held by each Fund as of December 31, 2016:

	Growth Fund	Balanced Fund	Small Cap Fund
Level 1*	$4,380,284,200	$567,206,825	$381,507,185
Level 2**	-	281,442,752	-
Level 3	-	-	-
Total	$4,380,284,200	$848,649,577	$381,507,185

*  All Level 1 investments are equity securities (common stocks and preferred securities) and short-term investments.

**  All Level 2 investments are fixed income securities, excluding preferred securities.

For detail of securities by major sector classification for the Funds, please refer to the Schedules of Investments.

The Funds had no transfers among levels during the year and did not hold any Level 3 investments during the year ended December 31, 2016.

Security Transactions and Investment Income

Security transactions are recorded on the date on which securities are purchased or sold. Dividend income and corporate action transactions are recorded on the ex-dividend date. Interest income, including the accretion of discounts and amortization of premiums, is recorded on an accrual basis. Premiums and discounts are amortized using the effective interest method. Realized gains and losses are reported on an identified cost basis.

Income Taxes

Each Fund is a "regulated investment company" as defined in Subtitle A, Chapter 1, Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). No provisions have been made for federal income taxes as it is the intention of each Fund to comply with the provisions of the Code applicable to regulated investment companies and to make distributions of income and realized gains sufficient to relieve it from all or substantially all excise and income taxes.

As of December 31, 2016, the Trust did not have any tax positions that did not meet the "more-likely-than-not" threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all tax returns filed for the last three years.

As of December 31, 2016, none of the Funds had capital loss carryforwards nor did they have any qualified late year losses for federal tax purposes.

NOTES TO FINANCIAL STATEMENTS (continued)  December 31, 2016

Note 1 – Organization and Significant Accounting Policies (continued)

Basis of Presentation

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. On August 1, 2016, the Trust submitted a request for a Private Letter Ruling to the Internal Revenue Service (IRS) on behalf of the Growth Fund and Balanced Fund requesting a change to the Funds' excise tax year-end from December 31 to October 31, effective for the fiscal year ended December 31, 2016. The Funds received a favorable ruling on November 18, 2016.

Expense Allocation

Common expenses incurred by the Trust are allocated among the Funds based on their relative net assets. Fund specific expenses are charged directly to the Fund that incurred the expense.

New Accounting Pronouncement

Investment Company Reporting Modernization. Effective October 13, 2016, the U.S. Securities and Exchange Commission (SEC) approved a final rule, Investment Company Reporting Modernization. The SEC adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The new rules and forms will be effective beginning in 2018. At this time, management is evaluating the implications of these changes on the financial statements.

Note 2 – Related-Party Transactions

Investment Management and Fund Administration Fees

The Adviser provides investment management services to the Funds under a written agreement (the Management Agreement) approved by the Board. Pursuant to the Management Agreement, the Adviser is paid a monthly fee on average daily net assets at the following annual rates:

	Growth Fund	Balanced Fund	Small Cap Fund
Up to $2.5 Billion	0.60%	0.60%	0.90%
Over $2.5 Billion	0.50%	0.60%	0.90%

The Adviser provides fund administration services to the Funds under a written fund administration servicing agreement approved by the Board. The fund administrator performs general fund management which includes liaison to and oversight of Fund service providers, coordinates Board activities and shareholder meetings and assists in updating and monitoring Fund compliance and financial and tax reporting. The fund administration fee paid to the Adviser is computed at an annual rate of 0.00281% of average daily net assets. Fund administration fees incurred for the year ended December 31, 2016 and fund administration fees payable to the Adviser as of December 31, 2016 were as follows:

	Growth Fund	Balanced Fund	Small Cap Fund
Fund administration fees incurred	$116,421	$21,113	$7,303
Fund administration fees payable	10,528	2,021	900

Pursuant to a sub-administration agreement between the Funds and U.S. Bancorp Fund Services, LLC (USBFS), the Funds are charged a sub-administration fee paid to USBFS. The sub-administrator prepares performance reporting,

NOTES TO FINANCIAL STATEMENTS (continued)  December 31, 2016

Note 2 – Related-Party Transactions (continued)

financial reporting, tax reporting, and compliance and regulatory reporting. Sub-administration fees from USBFS incurred for the year ended December 31, 2016 and sub-administration fees payable to USBFS as of December 31, 2016 were as follows:

	Growth Fund	Balanced Fund	Small Cap Fund
Sub-administration fees paid	$767,608	$133,079	$28,327
Sub-administration fees payable	133,378	23,115	4,922

Trustees' Fees

The Funds pay compensation to the disinterested Trustees of the Trust. The Funds do not pay remuneration to officers or to Trustees who are officers, directors or employees of the Adviser.

Note 3 – Indemnifications

In the normal course of business, the Trust enters into contracts that contain general indemnifications to other parties. The Trust's maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The Trust expects the risk of loss to be remote.

Note 4 – Distributions Paid, Distributable Earnings and Investment Transactions

Net investment income and net realized capital gains (losses) may differ for financial reporting and tax purposes because of temporary or permanent book/tax differences.

In addition, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. The permanent differences primarily relate to utilization of earnings and profits distributed to shareholders on redemption of shares. These reclassifications have no effect on net assets or net asset value per share. On the Statement of Assets and Liabilities, the following reclassifications were made for the year ended December 31, 2016:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Paid in Capital
Growth Fund	$-	$(15,349,509)	$15,349,509
Balanced Fund	-	(1,445,169)	1,445,169
Small Cap Fund	-	(648,932)	648,932

Distributions to shareholders are determined in accordance with income tax regulations that may differ from GAAP, and due to the timing of the distributions, the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.

The tax character of distributions paid during the years ended December 31, 2016 and December 31, 2015, were as follows:

Year ended December 31, 2016
Distributions paid from:	Growth Fund	Balanced Fund	Small Cap Fund
Ordinary income	$59,223,124	$17,835,606	$1,192,986
Long-term capital gains	185,712,022	10,422,947	5,933,906
Total distributions paid	$244,935,146	$28,258,553	$7,126,892

NOTES TO FINANCIAL STATEMENTS (continued)  December 31, 2016

Note 4 – Distributions Paid, Distributable Earnings and Investment Transactions (continued)

Year ended December 31, 2015
Distributions paid from:	Growth Fund	Balanced Fund	Small Cap Fund
Ordinary income	$58,959,603	$17,726,802	$775,082
Long-term capital gains	228,500,497	10,512,671	1,448,411
Total distributions paid	$287,460,100	$28,239,473	$2,223,493

Ordinary income distributions include net short-term capital gains. The Funds are designating as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero. To the extent necessary to fully distribute such capital gain, the Funds also designate earnings and profits distributed to shareholders on the redemption of shares.

At December 31, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

	Growth Fund	Balanced Fund	Small Cap Fund
Cost of investments	$2,465,213,288	$685,344,988	$308,256,590
Gross unrealized appreciation	$2,000,238,014	$174,864,498	$83,613,352
Gross unrealized depreciation	$(85,167,102)	$(11,559,909)	$(10,362,757)
Net unrealized appreciation	$1,915,070,912	$163,304,589	$73,250,595
Undistributed ordinary income	$103,025	$10,414	$104,102
Undistributed long-term capital gains	$30,498,982	$55,397	$3,995,908
Total distributable earnings	$30,602,007	$65,811	$4,100,010
Other accumulated earnings	-	-	-
Total accumulated earnings	$1,945,672,919	$163,370,400	$77,350,605

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

Purchases and sales of investment securities, excluding government securities, short-term securities and temporary cash investments, during the year ended December 31, 2016 were as follows:

	Purchases	Sales
Growth Fund	$492,661,768	$449,562,605
Balanced Fund	226,273,732	103,095,782
Small Cap Fund	175,531,995	54,904,036

Purchases and sales of government securities during the year ended December 31, 2016 were as follows:

	Purchases	Sales
Growth Fund	$-	$-
Balanced Fund	3,357,143	19,239,143
Small Cap Fund	-	-

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)  December 31, 2016

Note 5 – Transactions With Affiliated Companies

The Growth Fund owned 5% or more of the voting securities of the following companies during the year ended December 31, 2016. As a result, these companies are deemed to be affiliates of the Growth Fund as defined by the 1940 Act. Transactions during the year in these securities of affiliated companies were as follows:

Growth Fund

	Share Activity
Security Name	Balance 12/31/15	Purchases	Sales	Balance 12/31/16	Dividend Income	Fair Value at 12/31/16
Cray Inc	1,710,000	670,000	310,000	2,070,000	$-	$42,849,000
MTS Systems Corp (1)	982,849	-	982,849	-	237,000	-
NVE Corp	348,891	-	-	348,891	1,395,564	24,921,284
					$1,632,564	$67,770,284

(1)  Issuer was not an affiliate as of December 31, 2016 due to sales during the year. Dividend income is for the period in 2016 that the company was deemed an affiliate.

Mairs & Power Growth Fund
FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS

(for a share outstanding throughout each year)

	Year Ended December 31,
	2016	2015	2014	2013	2012
Per Share
Net asset value, beginning of year	$104.44	$116.20	$111.09	$83.95	$70.78
Income from investment operations:
Net investment income	1.61	1.68	1.54	1.23	1.33
Net realized and unrealized gain (loss)	14.43	(5.17)	7.48	28.58	14.08
Total from investment operations	16.04	(3.49)	9.02	29.81	15.41
Distributions to shareholders from:
Net investment income	(1.61)	(1.67)	(1.53)	(1.23)	(1.34)
Net realized gains on investments sold	(5.04)	(6.60)	(2.38)	(1.44)	(0.90)
Total distributions	(6.65)	(8.27)	(3.91)	(2.67)	(2.24)
Net asset value, end of year	$113.83	$104.44	$116.20	$111.09	$83.95
Total investment return	15.38%	(3.07)%	8.12%	35.64%	21.91%
Net assets, end of year, in thousands	$4,392,473	$3,837,264	$4,297,475	$3,964,530	$2,498,207
Ratios/supplemental data:
Ratio of expenses to average net assets	0.66%	0.65%	0.65%	0.67%	0.70%
Ratio of net investment income to average net assets	1.42	1.43	1.36	1.27	1.69
Portfolio turnover rate	10.99	9.64	6.42	3.79	1.58

See accompanying Notes to Financial Statements.

Mairs & Power Balanced Fund
FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS

(for a share outstanding throughout each year)

	Year Ended December 31,
	2016	2015	2014	2013	2012
Per Share
Net asset value, beginning of year	$81.16	$86.79	$82.31	$70.83	$62.15
Income from investment operations:
Net investment income	1.99	2.14	1.98	1.79	1.89
Net realized and unrealized gain (loss)	7.21	(4.34)	4.59	11.58	8.79
Total from investment operations	9.20	(2.20)	6.57	13.37	10.68
Distributions to shareholders from:
Net investment income	(1.99)	(2.13)	(2.00)	(1.78)	(1.91)
Net realized gains on investments sold	(1.08)	(1.30)	(0.09)	(0.11)	(0.09)
Total distributions	(3.07)	(3.43)	(2.09)	(1.89)	(2.00)
Net asset value, end of year	$87.29	$81.16	$86.79	$82.31	$70.83
Total investment return	11.42%	(2.54)%	8.04%	19.02%	17.34%
Net assets, end of year, in thousands	$861,426	$667,680	$722,863	$564,315	$286,910
Ratios/supplemental data:
Ratio of expenses to average net assets	0.72%	0.73%	0.72%	0.72%	0.74%
Ratio of net investment income to average net assets	2.37	2.49	2.39	2.43	2.94
Portfolio turnover rate	14.10	14.05	4.53	3.02	5.46

See accompanying Notes to Financial Statements.

Mairs & Power Small Cap Fund
FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS

(for a share outstanding throughout each year)

	Year Ended December 31,
	2016		2015		2014		2013		2012
Per Share
Net asset value, beginning of year	$19.48		$20.67		$19.78		$14.49		$11.21
Income from investment operations:
Net investment income	0.08		0.08		0.08		0.06		0.01
Net realized and unrealized gain (loss)	5.24		(1.04)		1.25		5.56		3.42
Total from investment operations	5.32		(0.96)		1.33		5.62		3.43
Distributions to shareholders from:
Net investment income	(0.08)		(0.08)		(0.07)		(0.06)		(0.02)
Net realized gains on investments sold	(0.39)		(0.15)		(0.37)		(0.27)		(0.13)
Redemption fees (1)	(0.00	)(2)	(0.00	)(2)	(0.00	)(2)	(0.00	)(2)	-
Total distributions	(0.47)		(0.23)		(0.44)		(0.33)		(0.15)
Net asset value, end of year	$24.33		$19.48		$20.67		$19.78		$14.49
Total investment return	27.27%		(4.68)%		6.73%		38.75%		30.60%
Net assets, end of year, in thousands	$382,443		$193,837		$162,230		$111,486		$41,644
Ratios/supplemental data:
Ratio of expenses to average net assets
Before expense reimbursement (3)	1.05%		1.06%		1.07%		1.17%		1.73%
After expense reimbursement (3)	1.05		1.06		1.07		1.17		1.25
Ratio of net investment income to average net assets
Before expense reimbursement (3)	0.48%		0.43%		0.43%		0.37%		(0.14)%
After expense reimbursement (3)	0.48		0.43		0.43		0.37		0.34
Portfolio turnover rate	21.26		23.27		15.85		34.91		6.93

(1)  The Fund charges a 1.00% redemption fee on shares held 180 days or less.

(2)  Amount per share is less than $0.005.

(3)  The Adviser agreed to waive the Small Cap Fund's investment management and fund administration fees and reimburse expenses to the extent necessary to prevent total annual fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses (which are indirect fees and expenses that funds incur from investing in the shares of other mutual funds, such as money market funds), other investment-related costs and other extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Small Cap Fund's business) from exceeding 1.25% of daily net assets through April 30, 2015. The arrangement terminated on April 30, 2015.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
Mairs & Power Funds Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Mairs & Power Funds Trust (the Trust) (comprising, respectively, Mairs & Power Growth Fund, Mairs & Power Balanced Fund, and Mairs & Power Small Cap Fund), as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the Mairs & Power Funds Trust at December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
February 22, 2017

FUND EXPENSES (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs including redemption fees and (2) ongoing expenses for the operation of the Funds (e.g., asset-based charges, such as investment management fees). The Funds are "no-load" mutual funds. As a result, shareholders pay no commissions, fees, or expenses associated with sales representatives or sales charges.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The table below reports the Funds' expenses during the period July 1, 2016 through December 31, 2016 and includes the costs associated with a $1,000 investment.

Actual Expenses

The first line in the tables below may be used to estimate the actual expenses you paid over the reporting period. You can do this by dividing your account value by $1,000 and multiplying the result by the expense shown in the table below. For example, if your account value is $8,600, divided by $1,000 = $8.60. Multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period." By doing this you can estimate the expenses you paid on your account during this period.

Hypothetical Example

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expenses and assumed returns of 5% per year before expenses, which are not the Funds' actual returns. The results may be used to provide you with a basis for comparing the ongoing costs of investing in the Funds with the ongoing costs of investing in other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that these hypothetical examples highlight ongoing costs only. They may not be used to estimate the actual ending account balances or expenses you paid during the period and will not help you determine the relative total costs of owning different funds.

Mairs & Power Growth Fund

	Beginning Account Value 07/01/2016	Ending Account Value 12/31/2016	Expenses Paid During Period *
Actual return	$1,000.00	$1,039.10	$3.33
Hypothetical assumed 5% return	$1,000.00	$1,021.87	$3.30

*  The Fund's expenses are equal to the Fund's annualized expense ratio for the most recent six-month period of 0.65%, multiplied by the average account value over the Fund's second fiscal half-year, multiplied by the number of days in the Fund's second fiscal half-year (184 days), divided by 366 days.

Mairs & Power Balanced Fund

	Beginning Account Value 07/01/2016	Ending Account Value 12/31/2016	Expenses Paid During Period **
Actual return	$1,000.00	$1,028.30	$3.67
Hypothetical assumed 5% return	$1,000.00	$1,021.52	$3.66

**  The Fund's expenses are equal to the Fund's annualized expense ratio for the most recent six-month period of 0.72%, multiplied by the average account value over the Fund's second fiscal half-year, multiplied by the number of days in the Fund's second fiscal half-year (184 days), divided by 366 days.

FUND EXPENSES (unaudited) (continued)

Mairs & Power Small Cap Fund

	Beginning Account Value 07/01/2016	Ending Account Value 12/31/2016	Expenses Paid During Period ***
Actual return	$1,000.00	$1,137.80	$5.59
Hypothetical assumed 5% return	$1,000.00	$1,019.91	$5.28

***  The Fund's expenses are equal to the Fund's annualized expense ratio for the most recent six-month period of 1.04%, multiplied by the average account value over the Fund's second fiscal half-year, multiplied by the number of days in the Fund's second fiscal half-year (184 days), divided by 366 days.

PROXY VOTING (unaudited)

Proxy Voting Policies and Procedures that the Trust uses to determine how to vote proxies relating to portfolio securities are available (i) without charge, upon request, by calling Shareholder Services at (800) 304-7404 and requesting a copy of the Statement of Additional Information (SAI) and (ii) on the Securities and Exchange Commission's (SEC's) website at www.sec.gov (access Form N-1A).

Information on how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at www.mairsandpower.com and on the SEC's website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS (unaudited)

The Trust files a complete schedule of portfolio holdings on Form N-Q for the first and third quarter-ends and on Form N-CSR for the second and fourth quarter-ends with the SEC. The Trust's Forms N-Q and N-CSR are available on the SEC's website at www.sec.gov. Forms N-Q and N-CSR may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The schedule of portfolio holdings is also printed in the Trust's semi-annual and annual reports to shareholders, which are available without charge by calling Shareholder Services at (800) 304-7404 or by visiting www.mairsandpower.com.

A complete copy of the Trust's portfolio holdings will also be available on or about 15 days following each quarter-end on the Fund's website at www.mairsandpower.com.

HOUSEHOLDING (unaudited)

In an effort to decrease costs, the Trust intends to reduce the number of duplicate Summary Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders reasonably believed to be from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call Shareholder Services at (800) 304-7404 to request individual copies of these documents. Once notification to stop householding is received, the Trust will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

PRIVACY POLICY NOTICE (unaudited)

Our Promise to You

As a shareholder of the Mairs & Power Mutual Funds (Funds), you share both personal and financial information with us. Your privacy is important to us, and we are dedicated to safeguarding your personal and financial information.

Information Provided by Shareholders

In the normal course of doing business, we typically obtain the following non-public personal information about our shareholders:

•  Personal information regarding our shareholders' identity such as name, address and social security number;

•  Information regarding fund transactions effected by us; and

•  Shareholder financial information such as net-worth, assets, income, bank account information and account balances.

How We Manage and Protect Your Personal Information

We do not sell information about current or former shareholders to third parties, nor is it our practice to disclose such information to third parties unless requested or permitted to do so by a shareholder or shareholder representative or, if necessary, in order to process a transaction, service an account or as permitted by law. Additionally, we may share information with outside companies that perform administrative services for us. However, our arrangements with these service providers require them to treat your information as confidential.

In order to protect your personal information, we maintain physical, electronic and procedural safeguards to protect your personal information. Our Privacy Policy restricts the use of shareholder information and requires that it be held in strict confidence.

Shareholder Notifications

We are required by law to annually provide a notice describing our privacy policy. In addition, we will inform you promptly if there are changes to our policy. Please contact us at (800) 304-7404 with questions about this notice.

OTHER INFORMATION (unaudited)

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus. An investor should consider the Funds' investment objectives, risks and expenses carefully before investing or sending money. This and other important information can be found in the Funds' summary prospectuses and full prospectus. To obtain a prospectus, please call Shareholder Services at (800) 304-7404 or visit the Funds' website at www.mairsandpower.com. Please read the prospectus carefully before investing.

This report includes forward-looking statements such as economic predictions and portfolio manager opinions. The statements are subject to change at any time based on market and other conditions. No predictions, forecasts, outlooks, expectations or beliefs are guaranteed.

TRUSTEES AND OFFICERS (unaudited)  December 31, 2016

Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trust's Trustees and is available without charge, upon request, by calling Shareholder Services at (800) 304-7404.

Name (Year of Birth) and Address[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
PRINCIPAL OFFICER WHO IS AN INTERESTED TRUSTEE
Jon A. Theobald (1945)	Secretary since 2003; Chief Compliance Officer from 2004 to 2012; Trustee since December 2012	• Chairman of the Board of the Investment Adviser (January 2015 to present). • Chief Executive Officer of the Investment Adviser (2012 to present). • President of the Investment Adviser (2007 to 2014). • Chief Operating Officer of the Investment Adviser (2007 to 2012). • Chief Compliance Officer of the Investment Adviser (2004 to 2012).	3	None
PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES
Mark L. Henneman (1961)	President since December 31, 2014; Vice President from 2009 to 2014	• President of the Investment Adviser (January 2015 to present).
• Chief Investment Officer of the Investment Adviser (January 2015 to present).
• Executive Vice President of the Investment Adviser (2012 to 2014).
		• Vice President of the Investment Adviser (2004 to 2012).	N/A	N/A
Ronald L. Kaliebe (1952)	Vice President since 2009	• Senior Vice President of the Investment Adviser (January 2015 to present).
• Director of Fixed Income of the Investment Adviser (January 2015 to present).
		• Vice President of the Investment Adviser (2001 to 2014).	N/A	N/A
Andrew R. Adams (1972)	Vice President since 2011	• Executive Vice President of the Investment Adviser (October 2016 to present). • Vice President of the Investment Adviser (2006 to October 2016).	N/A	N/A
Andrea C. Stimmel (1967)	Treasurer since 2011; Chief Compliance Officer from 2012 to 2016	• Director of Operations and Treasurer of the Investment Adviser (2008 to present). • Chief Compliance Officer of the Investment Adviser (2012 to 2016).	N/A	N/A

TRUSTEES AND OFFICERS (unaudited) (continued)  December 31, 2016

Name (Year of Birth) and Address[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES (continued)
Robert W. Mairs (1969)	Chief Compliance Officer and Anti-Money Laundering Compliance Officer since 2017; Assistant Chief Compliance Officer from September 2016 to December 2016	• Chief Compliance Officer of the Investment Adviser (January 2017 to present).
• Assistant Chief Compliance Officer of the Investment Adviser (September 2016 to December 2016).
• General Counsel of the Investment Adviser (2015 to present).
		• Shareholder and Attorney, Gray Plant Mooty (1999 to 2015).	N/A	N/A
Collyn E. Iblings (1978)	Assistant Treasurer since September 2016	• Assistant Treasurer of the Investment Adviser (September 2016 to present).
• Mutual Fund Administration Services Manager (2015 to present).
• Assistant Vice President, Finance, and Compliance Manager (2014 to present).
		• Accounting Manager (2011 to 2014).	N/A	N/A
DISINTERESTED TRUSTEES
Norbert J. Conzemius[3] (1941)	Trustee from 2000 to 2016; Board Chair from February 2006 to December 2014; Nominating and Governance Committee Chair from 2006 to 2016	• Retired Chief Executive Officer, Road Rescue Incorporated.	3	None

TRUSTEES AND OFFICERS (unaudited) (continued)  December 31, 2016

Name (Year of Birth) and Address[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
DISINTERESTED TRUSTEES (continued)
Mary Schmid Daugherty (1958)	Trustee since December 2010; Audit Committee Chair since December 2012	• Associate Professor, Department of Finance, University of St. Thomas (1987 to present).	3	None
Bert J. McKasy (1942)	Trustee since September 2006; Board Chair since December 2014	• Attorney, Lindquist & Vennum, P.L.L.P. (1994 to present).	3	None
James D. Alt (1951)	Trustee since April 2015; Nominating and Governance Committee Chair since January 2017	• Adjunct Associate Professor, University of Minnesota Law School (2007 to present); Retired Partner, Dorsey & Whitney LLP[4] (1984 to 2012).	3	None
Patrick A. Thiele (1950)	Trustee since April 2015	• Retired Chief Executive Officer, PartnerRe Ltd. (2000 to 2010).	3	Director, OneBeacon Insurance Group, Ltd. (2014 to present); Director, PartnerRE Ltd. (March 2016 to present)

1  Unless otherwise indicated, the mailing address of each officer and trustee is: W1520 First National Bank Building, 332 Minnesota Street, Saint Paul, MN 55101-1363.

2  Mr. Conzemius, Dr. Schmid Daugherty and Mr. McKasy served as directors of Mairs & Power Growth Fund, Inc. and Mairs & Power Balanced Fund, Inc. (together, the "Predecessor Funds") prior to the reorganization of the Predecessor Funds into newly formed series of the Trust effective December 31, 2011. Positions listed in this column for trustees and officers prior to 2012 refer to their positions with the Predecessor Funds. Each trustee serves until his or her resignation or mandatory retirement age. Each officer is elected annually and serves until his successor has been duly elected and qualified.

3  Effective December 31, 2016, Mr. Conzemius retired as Trustee of Mairs & Power Funds Trust and Chairman of the Nominating and Governance Committee.

4  Dorsey & Whitney LLP previously served as legal counsel to the Trust through December 2012.

MAIRS & POWER FUNDS TRUST

Mairs & Power Growth Fund, established 1958

Mairs & Power Balanced Fund, established 1961

Mairs & Power Small Cap Fund, established 2011

A No-Load Funds Trust

For Shareholder Services
Call (800) 304-7404
Or write to:

(via Regular Mail) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street P. O. Box 701 Milwaukee, WI 53201-0701	(via Overnight or Express Mail) c/o U.S. Bancorp Fund Services, LLC 3rd Floor 615 East Michigan Street Milwaukee, WI 53202-0701

For Fund literature and information, visit the Trust's website at:
www.mairsandpower.com

Investment Manager

Mairs & Power, Inc.
W1520 First National Bank Building
332 Minnesota Street
Saint Paul, MN 55101

Custodian

U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Distributor

ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Mairs & Power, Inc.
c/o U.S. Bancorp Fund Services, LLC
3rd Floor
615 East Michigan Street
Milwaukee, WI 53202-0701

Item 2. Code of Ethics.

The registrant has adopted a Code of Ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its Code of Ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the Code of Ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference. See Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Dr. Mary Schmid Daugherty, a member of the registrant’s Audit Committee, is an “audit committee financial expert” as defined in Item 3 of Form N-CSR.  Dr. Daugherty is “independent” under the standards set forth in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Year Ended December 31,	(a) Audit Fees	(b) Audit- Related Fees	(c) Tax Fees	(d) All Other Fees

2015	$103,400	None	$18,300	None
2016	$107,500	None	$19,025	None

(a)	Audit fees include amounts related to the audit of registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(c)	Tax fees include amounts related to tax advice and tax return preparation, compliance and reviews.

(d)	Tax consulting fee includes fees and expenses related to allowable tax consulting services.

(e)(1)	The registrant’s Audit Committee approves the engagement of the accountant before the accountant is engaged by the registrant and approved all audit and non-audit services provided to the registrant.

(e)(2)	None of such services described in columns (b) through (d) were subject to a waiver of the pre-approval requirement pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)

The aggregate fees for non-audit services rendered by the registrant’s accountant to the registrant were $18,300 for the fiscal year ended December 31, 2015 and $52,525 for the fiscal year ended December 31, 2016. The aggregate fees for non-audit services rendered by the registrant’s accountant to the registrant’s investment adviser were $24,900 for the fiscal year ended December 31, 2015 and $22,010 for the fiscal year ended December 31, 2016.

(h)

The registrant’s Audit Committee has considered whether the provision of non-audit services by the registrant’s accountant to the registrant’s investment adviser is compatible with maintaining the accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)         Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form

(b)         Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time period specified by the SEC’s rules and forms.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)         (1)  Code of Ethics

Mairs & Power Funds Trust Code of Ethics for Principal Executive Officer and Principal Financial Officer.

Incorporated by reference to previous Form N-CSR filing, filed February 28, 2014.

(2) Certifications required by Rule 30a-2(a) under the Investment Company Act of 1940.

Attached as exhibits 12(a)(2).1 and 12(a)(2).2 to this form.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Attached as exhibit 12(b) to this form.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Mairs & Power Funds Trust

By (Signature and Title)*		/s/ Mark L. Henneman
Mark L. Henneman, President
Principal Executive Officer

Date	3/6/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Mark L. Henneman
Mark L. Henneman, President
Principal Executive Officer

Date	3/6/17

By (Signature and Title)*		/s/ Andrea C. Stimmel
Andrea C. Stimmel, Treasurer
Principal Financial Officer

Date	3/6/17

* Print the name and title of each signing officer under his or her signature.